SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Dave & Buster’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAVE & BUSTER’S, INC.
2481 Manana Drive
Dallas, Texas 75220
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2005
To our Stockholders:
      The Annual Meeting of Stockholders of Dave & Buster’s, Inc. (the “Company”) will be held in the Show Room at Dave & Buster’s, 10727 Composite Drive, Dallas, Texas, on Monday, June 6, 2005, beginning at 9:00 a.m., local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(a) Election of one class of directors (consisting of three directors) to serve for a three-year term, or until their successors have been elected and qualified;

(b) Approval of the Dave & Buster’s 2005 Long-Term Incentive Plan and to reserve 600,000 shares of the Company’s common stock, $.01 par value per share, for issuance to participants thereunder;

(c) Ratification of the appointment of the Company’s independent auditors for fiscal 2005; and

(d) Such other business as may properly come before the Annual Meeting or any adjournment thereof.
      The Board of Directors has fixed the close of business on April 12, 2005, as the record date for determination of those stockholders who will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. You may examine a list of the stockholders of record as of the close of business on April 12, 2005, for any purpose germane to the meeting during the 10-day period preceding the date of the meeting at the offices of the Company, located at 2481 Manana Drive, Dallas, Texas 75220.
      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

By Order of the Board of Directors,

Nancy J. Duricic
Senior Vice President, Human Resources and
Corporate Secretary
May 4, 2005
Dallas, Texas

QUORUM AND VOTING OF PROXY
STOCK OWNERSHIP
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- ADOPTION OF DAVE & BUSTER’S, INC. 2005 LONG-TERM INCENTIVE PLAN
PROPOSAL 3 -- RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION SUMMARY TABLE
ADDITIONAL INFORMATION
APPENDIX A DAVE & BUSTER’S, INC. AUDIT COMMITTEE CHARTER

DAVE & BUSTER’S, INC.
2481 Manana Drive
Dallas, Texas 75220
PROXY STATEMENT
for the
Annual Meeting of Stockholders
To Be Held June 6, 2005
       This Proxy Statement is furnished to holders of the common stock, par value $.01 per share (the “Common Stock”), of Dave & Buster’s, Inc., a Missouri corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Monday, June 6, 2005, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The purpose of the meeting and the matters expected to be acted upon are set forth in the preceding Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the Annual Meeting.
      This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about May 4, 2005. The Company’s Annual Report covering the 2004 fiscal year is enclosed with this Proxy Statement, but does not form any part of the materials for solicitation of proxies.
QUORUM AND VOTING OF PROXY
      Record Date. The record date for the Annual Meeting (“Record Date”) is April 12, 2005. Only holders of record of the Common Stock at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, 14,022,267 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.
      Quorum. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.
      Required Vote. Votes cast at the Annual Meeting will be tabulated by persons appointed as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining on any or all of the matters. Likewise, the inspectors of election will treat shares of Common Stock held in street name as to which brokers do not have discretionary voting authority and as to which they have not received voting instructions from their customers (so-called “broker non-votes”) as present for purposes of determining a quorum.
      The election as a director of each nominee requires the affirmative vote of the holders of record of a majority of the outstanding voting power of the shares of Common Stock represented, in person or by properly executed proxy, at the Annual Meeting. In addition, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote will be required to approve the Dave & Buster’s, Inc. 2005 Long-Term Incentive Plan (the “Incentive Plan”) and the ratification of the appointment of the independent auditors. In determining whether a nominee for director, the approval of the Incentive Plan or the ratification of the appointment of the independent auditors has received the requisite number of affirmative votes, (i) abstentions will be treated as shares entitled to vote but will not be tabulated as a vote cast, and therefore will have the effect of a vote against the proposal, and (ii) broker non-votes, if any, will be treated as shares that are not entitled to vote, and therefore will not be counted for purposes of those proposals.

      Proxies. If the enclosed proxy is properly executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated. If a stockholder does not indicate any voting instructions, such stockholder’s shares will be voted (i) FOR the election to a three-year term as directors of the Company of the three nominees set forth below, (ii) FOR the approval of the Incentive Plan, (iii) FOR the ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year 2005 and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof. If any other matter or business is properly brought before the Annual Meeting, the proxy holders may vote the proxies in their discretion.
      A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Dave & Buster’s, Inc., 2481 Manana Drive, Dallas, Texas 75220, Attention: Nancy J. Duricic, Senior Vice President, Human Resources and Corporate Secretary.
      The Company requests persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.
STOCK OWNERSHIP
      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 12, 2005, for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each of the Board of Director’s nominees for director of the Company, (iii) each of the executive officers of the Company named in the Summary Table under “Executive Compensation” and (iv) all of the directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to the listed shares.

	Shares Beneficially
	Owned(1)

Name	Number	Percent

5% or more Stockholders:
Barclays Global Investors, NA(2)	1,744,066	12.4%
Cramer Rosenthal McGlynn, LLC(3)	816,500	5.8%
Directors and Executive Officers:
David O. Corriveau(4)	822,085	5.7%
James W. Corley(5)	877,717	6.1%
William C. Hammett, Jr.(6)	109,100	*
Sterling R. Smith(7)	124,067	*
J. Michael Plunkett(8)	93,509	*
Allen J. Bernstein(9)	30,000	*
Peter A. Edison(10)	196,824	1.4%
Walter J. Humann(11)	15,000	*
Mark A. Levy(12)	15,015	*
Christopher C. Maguire(13)	33,000	*
David B. Pittaway(14)	15,000	*
Patricia P. Priest(15)	15,000	*
All directors and executive officers as a group (16 persons) (16)	2,431,979	15.9%

*	Indicates less than 1%.

(1)	Pursuant to the rules of the Securities and Exchange Commission (“SEC”), shares of Common Stock that a person has the right to acquire within 60 days (i.e. on or before June 11, 2005) are deemed to be outstanding for the purposes of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based upon a Schedule 13G filed with the SEC on February 14, 2005. The address of Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105.

(3)	Based upon a Schedule 13G filed with the SEC on February 11, 2005. The address of Cramer Rosenthal McGlynn, LLC is 520 Madison Avenue, New York, New York 10022.

(4)	Includes 380,000 shares subject to options exercisable within 60 days and 70,000 shares of restricted stock for which Mr. Corriveau has sole voting power only. Mr. Corriveau shares voting and dispositive power with respect to 74,545 shares owned of record by a family limited partnership. Mr. Corriveau disclaims beneficial ownership with respect to such shares. Substantially all of the shares owned directly by Mr. Corriveau have been pledged as collateral to secure various personal bank loans and margin trading in personal brokerage accounts.

(5)	Includes 380,000 shares subject to options exercisable within 60 days and 70,000 shares of restricted stock for which Mr. Corley has sole voting power only. Mr. Corley shares voting and dispositive power with respect to 99,559 shares owned of record by a family limited partnership. Mr. Corley disclaims beneficial ownership with respect to such shares.

(6)	Includes 75,000 shares subject to options exercisable within 60 days, 800 shares owned by a family member and 25,000 shares of restricted stock for which Mr. Hammett has sole voting power only.

(7)	Includes 95,567 shares subject to options exercisable within 60 days and 15,000 shares of restricted stock for which Mr. Smith has sole voting power only.

(8)	Includes 66,000 shares subject to options exercisable within 60 days and 17,500 shares of restricted stock for which Mr. Plunkett has sole voting power.

(9)	Includes 30,000 shares subject to options exercisable within 60 days.

(10)	Includes 190,980 shares owned by a charitable foundation of which Mr. Edison is a director, 5,784 shares held in trust for the benefit of a family member, and 60 shares owned directly by a family member. Mr. Edison disclaims beneficial ownership of all of such shares.

(11)	Includes 15,000 shares subject to options exercisable within 60 days.

(12)	Includes 15,000 shares subject to options exercisable within 60 days. Also includes 15 shares owned directly by a family member, as to which shares Mr. Levy disclaims beneficial ownership.

(13)	Includes 30,000 shares subject to options exercisable within 60 days.

(14)	Includes 15,000 shares subject to options exercisable within 60 days.

(15)	Includes 15,000 shares subject to options exercisable within 60 days.

(16)	Includes a total of 1,267,400 shares subject to options exercisable within 60 days and 285,000 shares of restricted stock for which such officers hold sole voting power only.
PROPOSAL 1 — ELECTION OF DIRECTORS
      The Company’s bylaws provide that the number of directors shall consist of three or more directors, with the exact number to be determined by the affirmative vote of a majority of the Board of Directors. By resolution, the Board of Directors has set the number of directors of the Company at nine. The Company’s articles of incorporation provide for the Board of Directors to consist of three classes of directors serving staggered terms of office, with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a three-year term to serve until the election and qualification of their successors. Three current directors, Mr. Corriveau, Mr. Levy and Mr. Maguire have been nominated for re-election at the Annual Meeting for a three-year term expiring in 2008. The other directors have one year and two years, respectively, remaining on their terms of office and will not be voted upon at the Annual Meeting.
      It is the intention of the persons named as proxies to vote the proxies for election of each Mr. Corriveau, Mr. Levy and Mr. Maguire as a director of the Company, unless the stockholders direct otherwise in their proxies. Each director will be elected to hold office until the 2008 Annual Meeting of Stockholders or until his or her earlier death, resignation or removal. Each of Mr. Corriveau, Mr. Levy and Mr. Maguire has consented to continue to serve as a director of the Company if re-elected. In the unanticipated event that Mr. Corriveau, Mr. Levy or Mr. Maguire refuses or is unable to serve as a director, the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which case the persons named as proxies will vote all valid proxies for the election of such substitute nominee or nominees), or by resolution reduce the authorized number of directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director.
      The Board of Directors recommends a vote FOR the election of the three nominees listed below. The election of each nominee requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote in the election at the Annual Meeting.
Director and Nominee Information
      Based on information supplied by them, set forth below is certain information concerning the Board’s nominees for election as directors and the directors in other classes whose terms of office will continue after the Annual Meeting, including the name and age of each, their current principal occupations (which continued for at least the past five year unless otherwise indicated), the names and principal businesses of the corporations or other organizations in which their occupations are carried on, the year each was elected to the Board of Directors of the Company, their positions with the Company, and their directorships in other publicly held companies.

Nominees for Director (Current Terms Expire 2005)
      Mr. David O. “Dave” Corriveau, 53, a co-founder of the Dave & Buster’s concept in 1982, has been President and a director of the Company since 1995. He previously served as Co-Chief Executive Officer from June 1995 to April 2003, and as Co-Chairman of the Board from February 1996 to April 2003. Mr. Corriveau served as President and Chief Executive Officer of D&B Holding (a predecessor of the Company) from 1989 through June 1995. From 1982 to 1989, Mr. Corriveau operated the Dave & Buster’s business.
      Mr. Mark A. Levy, 58, is founder and has been managing director of Alexander Capital Group, a private investment firm, since June 1998. He was a co-founder of The Levy Restaurants and served as its Vice Chairman from 1978 to 1998. The Levy Restaurants operates restaurants, food service and special concession operations throughout the United States. Mr. Levy has been a director of the Company since 1995.
      Mr. Christopher C. Maguire, 43, has served as Chairman, CEO and President of Staubach Retail Services, a national retail real estate consulting company, since its inception in 1993, and as Chairman, CEO and President of Cypress Equities, Inc., a retail development and acquisition affiliate, since its inception in 1995. Mr. Maguire also serves as a director of The Staubach Company, a privately-held national real estate brokerage firm, which he joined in 1986 to form its Retail Services Division. Mr. Maguire has been a director of the Company since 1997.

Directors Continuing in Office (Current Terms Expire 2006)
      Mr. Peter A. Edison, 49, is Chairman of the Board and Chief Executive Officer of Baker’s Footwear Group, Inc. where he has served since October 1997. Mr. Edison has served as Chairman of the Board of the Company since April 2003 and has been a director of the Company since 1995.
      Mr. James W. “Buster” Corley, 54, a co-founder of the Dave & Buster’s concept in 1982, has served as Chief Executive Officer of the Company since April 2003 and as Chief Operating Officer since June 1995. He has been director since 1995. He previously served as Co-Chief Executive Officer from June 1995 to April 2003, and as Co-Chairman of the Board from February 1996 to April 2003. Mr. Corley served as Executive Vice President and Chief Operating Officer of D&B Holding (a predecessor of the Company) from 1989 through June 1995. From 1982 to 1989, Mr. Corley operated the Dave & Buster’s business.
      Ms. Patricia P. Priest, 53, has served as a Managing Director, a member of the Board of Directors and Chief Financial Officer of The Beck Group, a real estate, architectural and construction services company, since 1999. Prior to joining The Beck Group, Ms. Priest served as President of Intershop Real Estate Services, a Swiss-based real estate investment company, Chief Financial Officer of Rosewood Property Company and Chief Investment Officer of Patriot American Hospitality/Wyndham International. Ms. Priest has been a director of the Company since April 2003.

Directors Continuing in Office (Current Terms Expire 2007)
      Mr. Allen J. Bernstein, 59, is founder of Morton’s Restaurant Group, Inc. and has been its Chairman of the Board and Chief Executive Officer since its inception in 1988. Morton’s owns and operates more than 72 restaurants, comprised of two distinct restaurant companies, Morton’s The Steakhouse and Bertolini’s Restaurants. He also serves as a director of several private companies, including Charlie Brown’s Acquisition Corp., Wilshire Restaurant Group, Inc. and BKH Acquisition Corporation. He also is on the Board of Director’s and is a Trustee of the American Film Institute. Mr. Bernstein has been a director of the Company since 1996.
      Mr. Walter J. Humann, 67, has been President and Chief Executive Officer of WJH Corporation, a Dallas-based real estate partnership, since 1991. He formerly served as Chairman of the Executive Committee, Director and Executive Vice President of Hunt Consolidated, Inc. and as President of numerous diversified Hunt Consolidated subsidiaries or affiliates from 1975 to 1992. He has also served as an independent director of public companies Memorex-Telex, RAND Corporation and Nichols Homeshield. Mr. Humann has been a director of the Company since April 2003.
      Mr. David B. Pittaway, 53, has served as Senior Managing Director of Castle Harlan, Inc., a private equity investment firm specializing in mergers and acquisitions, since 1987. Prior to joining Castle Harlan, Mr. Pittaway was Vice President, Strategic Planning, and Assistant to the President of Donaldson, Lufkin & Jenrette, Inc., served as a management consultant with Bain & Company and practiced law. He also is a director for McCormick & Schmick Seafood Restaurants, Inc. and Morton’s Restaurant Group, Inc. Mr. Pittaway has been a director of the Company since April 2003.
Corporate Governance
      The Board of Directors has affirmatively determined that Mr. Bernstein, Mr. Edison, Mr. Humann, Mr. Levy, Mr. Pittaway and Ms. Priest qualify as “independent” directors. These six independent directors constitute a two-thirds super majority of the Board of Directors. In making such determination, the Board of Directors has surveyed each director regarding relationships and potential conflicts of interest with the Company and has concluded, based on the disclosures provided by each such individual, that each of the named directors has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, and has met the additional standards for independence established by the Board of Directors in its Guidelines on Governance.
      The non-management directors of the Company (which include the independent directors listed above, together with Mr. Maguire) meet regularly in executive session at the conclusion of each regularly scheduled quarterly meeting of the Board of Directors and at such other times, including special meetings of the Board of Directors, as determined by the non-management directors. Mr. Edison, the non-management Chairman of the Board of the Company, serves as presiding director at all executive sessions of the Board. The non-management directors met in executive session six times in fiscal 2004.
      The Board of Directors met six times in fiscal 2004, including regular and special meetings. During this period, no individual director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served. As a group, our directors attended approximately 96% of the total number of meetings of the Board of Directors and committees on which they served while they were members during fiscal 2004.
      Additional information regarding the Company’s corporate governance policies and procedures, including our Guidelines on Governance, is available on the Company’s website at www.daveandbusters.com. under the heading of (Investor Information/Governance/Highlights).
Stockholder Communications with the Board of Directors
      The Board of Directors has established a policy whereby stockholders of the Company may communicate directly with the Board of Directors. Stockholders are instructed to address all communications to board members to the Corporate Secretary at the address of the Company. Pursuant to the Company’s policy, the Corporate Secretary will disseminate all communications to the directors, without pre-screening, selection or filtering.
      The Board of Directors has also adopted a policy requiring all members to attend each annual meeting of stockholders of the Company, subject to emergency or other extenuating circumstances. Stockholders who attend the Annual Meeting will have the opportunity to communicate with the directors about issues affecting the Company. Each director attended the Company’s 2004 Annual Meeting, and the Company presently believes that all directors will attend the 2005 Annual Meeting.
Code of Ethics
      In September 2003, the Board of Directors adopted a Code of Business Ethics that applies to its directors, officers (including its chief executive officer, chief financial officer, controller and other persons performing similar functions), and management employees generally. The Code of Business Ethics is available on the Company’s website at www.daveandbusters.com (under the heading of Investor Information/Governance/Highlights).
Committees of the Board of Directors
      The Audit Committee, comprised of Ms. Priest (Chair) and Messrs. Levy and Pittaway, recommends to the Board of Directors the appointment of the Company’s independent auditors, reviews and approves the scope of the annual audits of the Company’s financial statements and internal control over financial reporting, reviews and approves any non-audit services performed by the independent auditors, reviews the findings and recommendations of the internal and independent auditors and periodically reviews and approves major accounting policies and significant internal accounting control procedures. It operates pursuant to a charter that was amended and restated in December 2004. A copy of the Audit Committee charter is posted on the Company’s website at www.daveandbusters.com (under the heading of Investor Information/Governance/Committees), and a copy is also attached as Appendix A to this Proxy Statement. The Audit Committee met nine times during fiscal 2004.
      The Audit Committee is composed of outside directors who are not officers or employees of the Company. The Board of Directors has affirmatively determined that each of the Audit Committee members is independent. In addition, the Board of Directors has determined that each of Ms. Priest and Mr. Pittaway qualify as “financial experts” under the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC.

      The Compensation Committee, comprised of independent directors Mr. Pittaway (Chair), Mr. Humann, and Mr. Bernstein, reviews the Company’s compensation philosophy and strategy, administers incentive compensation, stock option and other stock-based compensation plans, reviews the CEO’s performance and compensation, reviews recommendations on compensation of other executive officers, reviews other special compensation matters, such as executive employment agreements and reviews director compensation. It operates pursuant to a charter that was amended in December 2004, which is posted on the Company’s website at www.daveandbusters.com (under the heading of Investor Information/Governance/Committees). The Compensation Committee met four times during fiscal 2004.
      The Nominating and Corporate Governance Committee comprised of independent directors Mr. Humann (Chair), Mr. Bernstein and Mr. Levy, is charged with establishing criteria for and nominating candidates for director of the Company as well as adopting and administering the overall corporate governance policies and philosophy of the Company. It operates pursuant to a charter that was amended in December 2004, which is posted on the Company’s website at www.daveandbusters.com (under the heading of Investor Information/Governance/Committees). The Nominating and Corporate Governance Committee met four times during fiscal 2004.
Nomination Process
      On an annual basis, the Nominating and Corporate Governance Committee will canvass the incumbent directors who are up for re-election at the upcoming meeting of their desire to serve an additional three-year term. The Committee then will take into account the Board’s annual evaluation of its performance as a whole and the performance of the individual directors, consider the needs of the Company and is stockholders and make a determination as to whether the Company will require additional nominees for director other than the incumbent slate.
      The Nominating and Corporate Governance Committee reviews the qualifications of all persons recommended by stockholders as nominees to the Board of Directors to determine whether the recommended nominees will make good candidates for consideration for membership on the Board of Directors. The Nominating and Corporate Governance Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating and Corporate Governance Committee does evaluate recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors. Following this evaluation, the Nominating and Corporate Governance Committee will make recommendations for director membership and review such recommendations with the Board of Directors, which will decide whether to invite the candidate to be a nominee for election to the Board of Directors.
      While the Nominating and Corporate Governance Committee believes that it is able to identify and evaluate a sufficient number of qualified candidates from it own resources, it will consider stockholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Corporate Secretary at the Company’s address no later than 120 days prior to the anniversary of the date of the prior year’s annual meeting proxy statement and must be accompanied by detailed biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Nominating and Corporate Governance Committee. The Company’s bylaws include additional requirements regarding nominations of persons at stockholders’ meetings other than by the Board of Directors.
PROPOSAL 2 — ADOPTION OF DAVE & BUSTER’S, INC. 2005
LONG-TERM INCENTIVE PLAN
      The Board of Directors adopted the Incentive Plan on April 18, 2005, subject to and effective as of the approval of the stockholders of the Company at the Annual Meeting. The Incentive Plan is being submitted for the approval of the Company’s stockholders in order to satisfy certain requirements of the Internal Revenue Code and the New York Stock Exchange. The Incentive Plan is similar in purpose to and will replace the Company’s previously adopted Dave & Buster’s 1995 Stock Incentive Plan and Dave & Buster’s 1996 Stock Option Plan for Outside Directors. If the Incentive Plan is approved by stockholders, there will be no further Awards or grants under those previously adopted plans. The Incentive Plan is a stock-based long-term incentive plan which provides for the granting of incentive stock options, non-qualified stock options, restricted shares of Common Stock, and stock appreciation rights (collectively, “Awards”) to officers, directors and employees of the Company. The Board of Directors believes that the Incentive Plan strengthens the Company’s ability to attract, retain, and reward high quality executives, employees, and directors by enabling such persons to acquire or increase a proprietary interest in the Company, strengthening the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. The Incentive Plan has been drafted in a manner intended in all cases to be exempt from the provisions of Section 409A of the Internal Revenue Code relating to deferred compensation arrangements.
Summary of the Incentive Plan
      The following is a summary of the principal features of the proposed Incentive Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the Incentive Plan. The following description is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.
General
      The Board of Directors has found that stock-based compensation Awards granted to officers and employees have been highly effective in recruiting and retaining competent personnel. The Board of Directors believes that the growth and success of the Company is dependent upon its ability to attract, employ and retain executives and employees of outstanding ability who will dedicate their maximum productive efforts toward the advancement of the Company. The growing competition among companies for capable managers makes it necessary for the Company to maintain a strong and competitive incentive program. The Incentive Plan provides for Awards of stock options, stock appreciation rights, and restricted stock to reward and provide incentives to the participants and to retain them through potential share value appreciation and equity accumulation.
      The purposes of the Incentive Plan are to:

•	offer non-employee directors and selected employees, including officers, an equity ownership interest and opportunity to participate in the Company’s growth and financial success and to accumulate capital for retirement on a competitive basis;

•	provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility;

•	create long-term value and encourage equity participation in the Company by eligible participants by making available to them the benefits of a larger Common Stock ownership through stock options, stock appreciation rights, and restricted stock Awards;

•	provide incentives to our non-employee directors and employees by means of market-driven and performance-related incentives to achieve long-term performance goals; and

•	promote the growth and success of the Company’s business by aligning the financial interests of the non-employee directors and employees with that of the stockholders.
Administration
      The Incentive Plan is administered by the Compensation Committee. The Compensation Committee will at all times consist solely of at least two “outside directors” in accordance with Section 162(m) of the Internal Revenue Code, who are also “non-employee directors” within the meaning of applicable rules of the SEC and the New York Stock Exchange. The Compensation Committee currently consists of Mr. Pittaway, Mr. Humann, and Mr. Bernstein, all of whom qualify as outside and non-employee directors.
      The Compensation Committee is authorized to:

•	interpret the Incentive Plan and all Awards;

•	establish and amend rules and regulations for the Incentive Plan’s operation;

•	select recipients of Awards;

•	determine the form, amount and other terms and conditions of Awards;

•	establish procedures to exercise Awards;

•	amend or waive restrictions on Awards; and

•	accelerate Awards.
      All decisions, determinations and interpretations of the Compensation Committee are final and binding on all Incentive Plan participants.
Shares Subject to the Incentive Plan
      A maximum of 600,000 shares of Common Stock are reserved under the Incentive Plan for issuance as stock options, stock appreciation rights, and awards of restricted stock, subject to adjustment for certain capital transactions affecting the Common Stock. Lapsed, forfeited or canceled options, stock appreciation rights, or restricted stock awards will not count against these limits and can be regranted under the Incentive Plan. The shares of Common Stock issued under the Incentive Plan may come from authorized but unissued shares, shares held in treasury, or previously issued shares reacquired by the Company, including shares purchased on the open market.
Participants
      The Company’s officers and other employees, in addition to those of its subsidiaries, and non-employee directors, are eligible to be selected to participate in the Incentive Plan. Incentive stock options may be granted only to employees. The Compensation Committee has the sole discretion to select the participants for the Incentive Plan from among the eligible persons. As a result, the number of participants in the Incentive Plan cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers, can be determined at this time.
Limitation on Grants of Individual Awards
      The maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any one calendar year in the form of stock options and stock appreciation rights may not exceed 100,000 shares and the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any one calendar year in the form of restricted stock awards may not exceed 70,000 shares.
Types of Awards
      The Incentive Plan provides for the grant of:

•	stock options;

•	stock appreciation rights; and

•	restricted stock awards.

      The Incentive Plan permits the grant of awards of restricted stock subject to performance objectives in order to qualify for the performance-based exception contained in Section 162(m) of the Internal Revenue Code.
Awards of Stock Option and Stock Appreciation Rights
      Stock options granted under the Incentive Plan may be:

•	incentive stock options, as defined in the Internal Revenue Code; or

•	nonqualified stock options, which do not qualify for treatment as incentive stock options.
Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code.
      The Compensation Committee selects the recipients of stock options and stock appreciation rights and sets the specific terms and conditions of the Awards, including the number of shares for which an option or stock appreciation right is granted, the term of the Award, and the time(s) when the Award vests and can be exercised.
      All stock options and stock appreciation rights will be evidenced by written agreements, as determined by the Compensation Committee. An option or stock appreciation right will be effective on the date of grant unless the Compensation Committee specifies otherwise.
      Under the terms of the Incentive Plan, the exercise price of all stock options and stock appreciation rights may not be less than 100% of the fair market value of the Common Stock on the date of grant. The fair market value generally is the closing price of the Common Stock on the New York Stock Exchange on the date of grant. A stock appreciation right Award entitles the recipient to an amount, if any, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of the stock appreciation right. This amount may be paid only in the form of whole shares of Common Stock. The value of any fractional shares will be used by the Company to satisfy a portion of the tax withholding relating to the exercise of the stock appreciation right.
      The status of each stock option granted to an employee as either an incentive stock option or a nonqualified stock option will be designated by the Compensation Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be nonqualified stock options. If an incentive stock option is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the term of that option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of the Common Stock on the date of grant.
      Upon exercise, the stock option exercise price may be paid by an optionee in cash, other shares of Common Stock owned by the optionee which are “qualifying shares,” or by a combination of cash and qualifying shares. Qualifying shares are shares of Common Stock which the optionee has owned for more than six months and paid for under the provisions of Rule 144 of the Securities Act, or were purchased by the optionee in the public market. The Incentive Plan also permits the exercise of stock options and stock appreciation rights through certain same-day-sales procedures through a broker to enable optionees to make cashless exercises.

Repricing of Stock Options and Stock Appreciation Rights
      The terms of the Incentive Plan prohibit the repricing of stock options and stock appreciation rights.
Awards of Restricted Stock
      The Compensation Committee has discretion to make grants of restricted stock. A restricted stock grant entitles the recipient to receive, generally at no cost, shares of Common Stock subject to such restrictions and conditions as the Compensation Committee may determine at the time of the grant. The recipient may have all the rights of a stockholder with respect to the restricted stock. These rights include voting and dividend rights, and they are effective as soon as restricted stock is granted and issuance of the restricted stock is recorded by the Company’s transfer agent.
      A grant of restricted stock will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Compensation Committee may impose at the time of grant.
      Any restricted shares cease to be restricted stock and will be deemed “vested” after the lapse of all restrictions. The Compensation Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a restricted stock Award vests. Except as provided in an Award agreement, if a participant’s employment is terminated prior to shares of restricted stock becoming vested, those shares will be forfeited.
Performance-Based Restricted Stock Awards
      The Compensation Committee may grant performance-based restricted stock Awards, which are restricted stock Awards that become vested solely upon satisfaction of pre-established performance goals, and such other conditions, restrictions and contingencies as the Compensation Committee may determine. At the time of the grant, the Compensation Committee will establish the maximum number of shares of Common Stock subject to each performance Award and the performance period over which the performance applicable to the Award will be measured. A performance Award will terminate if the recipient’s employment or service terminates during the applicable performance period, except as otherwise determined by the Compensation Committee.
      The receipt of Common Stock pursuant to a performance Award may be contingent upon satisfaction of performance measures and targets established by the Compensation Committee prior to the beginning of the performance period.
      The performance measures for purposes of Section 162(m) of the Internal Revenue Code may be based upon one or more of the following:

•	net income as a percentage of revenue;

•	earnings per share of Common Stock;

•	earnings before interest, taxes, depreciation and amortization;

•	return on net assets employed before interest and taxes;

•	operating margin as a percentage of revenue;

•	safety performance relative to industry standards and the Company annual target;

•	strategic team goals;

•	net operating profit after taxes;

•	net operating profit after taxes per share of Common Stock;

•	return on invested capital;

•	return on assets or net assets;

•	total stockholder return;

•	relative total stockholder return (as compared with a peer group of the Company);

•	earnings before income taxes;

•	net income;

•	free cash flow;

•	free cash flow per share of Common Stock;

•	revenue (or any component thereof);

•	revenue growth; or

•	any other performance objective approved by the stockholders in accordance with Section 162(m) of the Internal Revenue Code.
      Performance measures and targets may measure the performance of the Company, or one or more business units, divisions or affiliates of the Company.
      The Compensation Committee must establish the performance goals and targets prior to the beginning of the performance period for which the goals relate, and the Compensation Committee may not increase any Award or, except in the case of qualified terminations of employment or service, waive the achievement of any specified goal or target. Any issuance of shares of Common Stock under a performance Award is conditioned on the written certification of the Compensation Committee in each case that the performance goals and targets and any other material conditions were satisfied.
Provisions Relating to a Change in Control of the Company
      The Incentive Plan provides that unless specified otherwise in an individual Award agreement or in a then-effective employment agreement with an Award holder, in the event of a change in control of the Company, as defined in the Incentive Plan, each stock option and each stock appreciation right then outstanding shall become fully vested and the forfeiture restrictions relating to each restricted stock grant shall lapse.
Capital Adjustments
      In the event of specified changes in the Company’s capital structure, the Compensation Committee has the power to adjust the number and kind of shares authorized by the Incentive Plan (including any limitations on individual Awards) and the number, exercise price or kinds of shares covered by outstanding Awards.
Other Provisions Applicable to Awards
      Awards are non-transferable except by disposition on death.
      The Compensation Committee may authorize the assumption of Awards granted by other entities that are acquired by the Company or otherwise.
Term and Amendment of Incentive Plan
      The Incentive Plan will be effective June 6, 2005, subject to approval by the Company’s stockholders at the Annual Meeting. No Awards may be granted under the Incentive Plan after June 6, 2015, and the Incentive Plan terminates once all Awards have been satisfied, exercised or expire. The Board of Directors, in its discretion, may terminate the Incentive Plan at any time with respect to any shares of Common Stock for which Awards have not previously been granted.
      The Board of Directors may amend the Incentive Plan at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding Award must be agreed upon by the participant. The Board of Directors must receive stockholder approval of any change in the class of eligible individuals, increase in the number of shares of the Common Stock that may be issued under the Incentive Plan, as required to comply with securities or tax laws applicable to the Incentive Plan, or other material revision determined under the rules of the New York Stock Exchange.
Federal Income Tax Consequences
      The following is a brief summary of certain of the United States federal income tax consequences relating to the Incentive Plan based on federal income tax laws currently in effect. This summary applies to the Incentive Plan as normally operated and is not intended to provide or supplement tax advice to employees or non-employee directors. This summary contains general statements based on current United States federal income tax statutes, regulations and guidance. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.
      The Internal Revenue Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified stock option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option exercise price. The Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on reporting federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for the Company.
      The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the employee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of Common Stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.
      The statutory holding period lasts until the later of:

•	two years from the date the option is granted; and

•	one year from the date the Common Stock is transferred to the employee pursuant to the exercise of the incentive stock option.
      If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

•	the fair market value of the Common Stock on the date of exercise minus the option exercise price; and

•	the amount realized on disposition minus the option exercise price.
      Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. The Company is entitled to a federal income tax deduction in an amount equal to any ordinary income realized by the employee.
      Unless and until further guidance is issued by the Internal Revenue Service with respect to recently enacted Section 409A of the Internal Revenue Code, a participant receiving an Award in the form of a stock appreciation right under the Incentive Plan as presently drafted ordinarily does not recognize taxable income on the grant of the stock appreciation right. If the participant receives the appreciation inherent in the stock appreciation right (the difference between the price of the Common Stock on the grant date and the exercise date) in shares of Common Stock (and cash for tax withholding for fractional shares, if any), the value of such appreciation is taxable income to the participant. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a stock appreciation right. However, on the exercise of a stock appreciation right, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income the employee is required to recognize as a result of the exercise.
      An Award of restricted stock does not result in taxable income to the participant on the date of grant. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the fair market value of the stock at the time of issuance in excess of the amount, if any, paid by the participant for the restricted stock. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock Award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the fair market value of the Common Stock on the date of lapse in excess of the amount, if any, paid by the participant for the restricted stock. Any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.
      Generally, a participant will not recognize any taxable income upon the Award of performance restricted stock shares. At the time the restrictions lapse on the shares of Common Stock because the performance measures under the Award have been satisfied, the fair market value of shares of Common Stock subject to such Award generally is taxable to the participant as ordinary income.
      As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from Awards under the Incentive Plan, provided that the deduction is not disallowed under the Internal Revenue Code. The amount of the deduction is the amount of the Award that is considered reasonable compensation under the Internal Revenue Code.
      Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to its chief executive officer or any of its four other most highly compensated executive officers who are employed by it on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by its stockholders. Compensation income resulting from the lapse of restrictions on restricted stock awards will be subject to the Section 162(m) limitation. The Company has structured and intends to implement the Incentive Plan so that compensation resulting from the exercise of nonqualified stock options and the grant of performance-based restricted stock awards may be performance-based compensation. To allow the Company to qualify the compensation, it is seeking stockholder approval of the Incentive Plan and the material terms of the related performance measures.
      The exercisability of a stock option or stock appreciation right, the payment of a performance-based restricted stock award, or the elimination of restrictions on restricted stock, may be accelerated, and special settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant Award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Inapplicability of ERISA
      Based upon current law and published interpretations, the Company does not believe that the Incentive Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      Stockholder approval is required to approve the Incentive Plan and the performance measures described above. No grants will be made under the Incentive Plan unless and until such stockholder approval is obtained.
Incentive Plan Benefits
      As of the record date, April 12, 2005, no Awards have been granted under the Incentive Plan. The Awards, if any, that will be made to eligible participants under the Incentive Plan are subject to the discretion of the Compensation Committee and therefore are not determinable at this time. If the Incentive Plan is approved, the employees, officers, and directors of the Company will be eligible for participation in the Incentive Plan.
The Board of Directors recommends a vote FOR the adoption of the 2005 Dave & Buster’s, Inc. Long-Term Incentive Plan, which requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.
PROPOSAL 3 — RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has appointed Ernst & Young LLP (“Ernst & Young”) to be the independent registered public accounting firm of the Company for fiscal 2005. Although not legally required to do so, upon the recommendation of the Audit Committee, the Board is submitting the appointment of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2005 to the stockholders for ratification at the Annual Meeting. Although the submission of this matter for approval by stockholders is not legally required, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for the Company’s stockholders to provide feedback to the Board of Directors on a matter that directly affects corporate governance. If the stockholders do not ratify the selection of Ernst & Young as the independent registered public accounting firm for the Company, then the Audit Committee will reconsider the selection of such firm.
      The services provided to the Company by Ernst & Young in fiscal 2005 will include, in addition to performing the audits of our annual financial statements and internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act and the reviews of our interim financial statements, the reviews of federal and state tax returns, and consultation on various accounting, financial reporting, tax and related matters.
      Ernst & Young, a nationally known firm, has no direct or indirect interest in the Company. The firm of Ernst & Young has been the Company’s independent registered public accounting firm since 1995. The following table sets forth the fees for professional audit services provided by Ernst & Young for the fiscal years ended February 1, 2004 and January 30, 2005:

	Fiscal 2003	Fiscal 2004

Audit Fees(a)	$226,000	$579,000
Audit-Related Fees(b)	363,451	210,000
Tax Fees(c)	282,449	247,649
All Other Fees	—	—

Total	871,900	1,036,649

(a)	Includes fees for services for the audits of our annual financial statements and internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act, the reviews of our interim financial statements and assistance with SEC filings.

(b)	Includes fees for services related to transaction due diligence and consultations with respect to compliance with Section 404 of the Sarbanes-Oxley Act.

(c)	Includes fees for services related to tax compliance, preparation and planning services (including U.S. federal, state and local returns) and tax examination assistance.
      In March 2003, the Audit Committee established a policy whereby the outside auditors are required to seek pre-approval on an annual basis of all audit, audit-related, tax and other services by providing a prior description of the services to be performed and specific fee estimates for each such service. Individual engagements anticipated to exceed the pre-approved thresholds must be separately approved by the Audit Committee. For fiscal 2004, 100% of all audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
      Representatives of Ernst & Young are expected to be present at the Annual Meeting, they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
      The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young to be the independent registered public accounting firm of the Company for fiscal 2005, which requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.
Report of the Audit Committee.
      We have reviewed and discussed with management and Ernst & Young, the independent registered public accounting firm, the Company’s audited financial statements as of and for the year ended January 30, 2005, and the audit of the Company’s internal control over financial reporting as of January 30, 2005. We have also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      We have received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees, as amended, have considered the compatibility of non-audit services with the firm’s independence, and have discussed with the auditors the firm’s independence.
      Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended January 30, 2005.

Patricia P. Priest, Chairman
Mark A. Levy
David B. Pittaway

Executive Compensation
      The following table sets forth information concerning all compensation paid or accrued by the Company during fiscal 2002, 2003 and 2004 to or for the Company’s Chief Executive Officer and the four other highest compensated executive officers of the Company (collectively the “Named Executive Officers”).
EXECUTIVE COMPENSATION SUMMARY TABLE

				Long Term Compensation
		Annual Compensation
				Restricted	Securities	All Other
		Salary(2)	Bonus(2)	Stock Awards	Underlying	Compensation
Name and Principal Position	Year	($)	($)	($)(3)	Options/SARs(#)	($)(4)

James W. Corley	2004	$480,000	$280,000	$176,600	40,000	—
(CEO & COO)	2003	$482,308	$372,400	—	—	—
	2002	$582,692	$60,000	—	—	—
David O. Corriveau	2004	$480,000	$280,000	$176,600	40,000	—
(President)	2003	$482,308	$372,400	—	—	—
	2002	$582,692	$60,000	—	—	—
William C. Hammett, Jr.	2004	$260,962	$115,000	$132,450	—	—
(Senior Vice President	2003	$247,663	$114,000	—	—	—
and Chief Financial	2002	$234,510	$50,000	—	—	$16,152	(5)
Officer)
Sterling R. Smith	2004	$224,089	$88,000	$132,450	—	$7,748
(Senior Vice President,	2003	$216,945	$79,000	—	—	$7,471
Dave & Buster’s	2002	$213,115	$20,000	—	—	$5,862
Operations)
J. Michael Plunkett	2004	$194,615	$85,000	$132,450	—	$6,042
(Senior Vice President	2003	$173,700	$68,000	—	—	$2,006
Jillian’s Operations and	2002	$165,750	$17,927	—	—	$2,316
Kitchen Operations)

(1)	The value of perquisites and other personal benefits is not reported where such amount does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(2)	Amounts earned were determined by the Company’s Compensation Committee. Base salaries for Mr. Corley and Mr. Corriveau were reduced by 20% in 2003. See “Report of the Compensation Committee.”

(3)	All restricted stock awards granted in fiscal 2004 vest on June 8, 2009, subject to acceleration if the Company achieves specific financial performance measures in earlier fiscal years. As of January 31, 2005, the number and value of restricted stock holdings by the Named Executive Officers was as follows: Mr. Corley 70,000 shares, $1,313,900; Mr. Corriveau 70,000 shares, $1,313,900; Mr. Hammett 32,500 shares, $610,025; Mr. Smith 22,500 shares, $422,325; and Mr. Plunkett 17,500 shares, $328,475.

(4)	Includes matching contributions to the Company’s 401k plan.

(5)	Includes non-qualified and qualified moving expenses for Mr. Hammett in fiscal 2002.
Employment Agreements
      Effective April 3, 2000, the Company entered into employment agreements with each of Messrs. Corriveau and Corley (the “Employment Agreements”). Under the terms of the Employment Agreements, each of Messrs. Corriveau and Corley are entitled to a minimum base salary of $400,000, or such greater amount as the Compensation Committee may determine from time to time. They also are entitled to participate in the executive incentive bonus plan and in any other bonus arrangement mutually agreed between them and the Company. If either Mr. Corriveau or Mr. Corley is removed from the Board of Directors or is not nominated to continue serving as a director upon expiration of his applicable term, and the removal or failure to nominate is not the result of his unwillingness to serve, then he may terminate his Employment Agreement, and as a result of the termination he will be entitled to receive the same compensation as he would have received if the Company terminated the Employment Agreement without cause, as described therein. The Employment Agreements each have an “evergreen” clause whereby the term renews automatically on a rolling one-year basis.
Change of Control Agreements
      Contemporaneously with the execution of the Employment Agreements, the Company also entered into Executive Retention Agreements with each of Messrs. Corriveau and Corley. In 2001, the Company also entered into similar Executive Retention Agreements with Mr. Hammett, Mr. Smith and Mr. Plunkett as well as other senior executive officers of the Company. These Executive Retention Agreements provide for guaranteed severance payments equal to two times the annual compensation of the executive officers (base salary plus cash bonus award) and continuation of health and similar benefits for a two-year period upon termination of employment without cause within one year after a change of control of the Company. In the case of Messrs. Corriveau and Corley, if the officer remains employed with the Company through the first anniversary date following a change of control, a special bonus equal to one year’s compensation will also be paid.
      The Company has entered into related trust agreements to provide for payment of amounts under its non-qualified deferred compensation plans and the Executive Retention Agreements. Full funding of the trust is required in the event of a change of control.
      Under the terms of the Company’s current stock option plans, all options and restricted stock will become vested upon the occurrence of a change of control.
Option Grants During Fiscal 2004
      The following table sets forth certain information with respect to stock options or restricted stock granted during fiscal 2004 to the Named Executive Officers under the Dave & Buster’s 1995 Stock Incentive Plan, as amended (the “Stock Plan”).
STOCK GRANTED

		Percentage		Potential Realizable Value at Assumed
		of Total		Annual Rates of Stock Price
		Options/SAR’s	Exercise or	Appreciation for Option Term(1)
	Number of	Granted To	Base Price in
	Options/SARs	Employees in	Dollars Per	Expiration
Name	Granted(#)	Fiscal Year	Share	Date	5% ($)	10% ($)

James W. Corley	40,000	24.62%	$17.6600	06/08/14	$444,251	$1,125,820
David O. Corriveau	40,000	24.62%	$17.6600	06/08/14	$444,251	$1,125,820
William C. Hammett, Jr.	—	0.00%	—	—	—	—
Sterling R. Smith	—	0.00%	—	—	—	—
J. Michael Plunkett	—	0.00%	—	—	—	—

(1)	The 5% and 10% assumed compounded annual rates of appreciation are mandated by the rules of the SEC and do not reflect the Company’s estimates or projections of future prices of the shares of the Company’s common stock. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercises and Values for Fiscal 2004
      The following table sets forth certain information with respect to option exercises during fiscal 2004 and options held by the Named Executive Officers as of the end of fiscal 2004:
AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND OPTION VALUES AS OF JANUARY 30, 2005

					Value of Unexercised
			Number of Unexercised		In-the-Money Options at
			Options at January 30, 2005		January 30, 2005(1)
	Shares	Value
	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)	(#)	(#)	($)	($)

James W. Corley	—	—	380,000	—	$2,299,900	—
David O. Corriveau	—	—	380,000	—	$2,299,900	—
William C. Hammett, Jr.	—	—	75,000	—	$924,000	—
Sterling R. Smith	9,700	$63,280	96,567	—	$655,827	—
J. Michael Plunkett	15,750	$93,320	66,000	—	$659,380	—

(1)	Based upon the closing price of the Common Stock of the Company on January 31, 2005 of $18.77 per share.
Equity Compensation Plans
      The following table sets forth information as of January 30, 2005, concerning the shares of the Common Stock that may be issued upon exercise of options, warrants, restricted stock and rights under all of the Company’s equity compensation plans, consisting of the Stock Plan and the Dave & Buster’s 1996 Stock Option Plan for Outside Directors, as amended (the “Directors Plan”). Each of such plans and all material amendments thereto have been approved by the stockholders of the Company.
EQUITY COMPENSATION PLAN INFORMATION

Number of Securities Remaining
	Number of Securities to		Weighted-Average Exercise	Available for Future Issuance
	be Issued Upon Exercise		Price of Outstanding	Under Equity Compensation Plans
	of Outstanding Options,		Options, Warrants and	(Excluding Securities Reflected in
Plan Category	Warrants and Rights		Rights	Column (a))

Equity compensation plans approved by security holders	2,324,649	(1)	$12.29	188,234
Equity compensation plans not approved by security holders	None		None	None

Total	2,324,649	(1)	$12.29	188,234

(1)	Includes 377,000 shares of restricted stock
Report of the Compensation Committee
      The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) has furnished the following report on executive compensation. The Compensation Committee report documents the components of the Company’s executive officer compensation programs and describes the compensation philosophy on which fiscal year 2004 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company, including the Chief Executive Officer and the other Named Executive Officers. The Compensation Committee, composed solely of independent and outside directors, also administers the Stock Plan and will administer the Incentive Plan, if approved by the stockholders.
      This report of the Compensation Committee will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not be deemed “soliciting material” or be deemed “filed” under such Acts.

Compensation Philosophy and Overall Objectives of Executive Compensation Programs
      It is the philosophy of the Company to link executive compensation to corporate performance and to create incentives for management to enhance stockholder value. The following objectives have been adopted by the Compensation Committee as guidelines for compensation decisions:

•	Provide a competitive total executive compensation package that enables the Company to attract, motivate and retain key executives.

•	Integrate all pay programs with the Company’s annual and long-term business objectives and strategy, and focus executives on the fulfillment of these objectives.

•	Provide variable compensation opportunities that are directly linked with the financial and strategic performance of the Company.

Cash Compensation
      Cash compensation includes base salary and the Company’s annual incentive plan awards. The base salary of each of the Company’s executive officers is determined by an evaluation of the responsibilities of that position and by comparison to the level of salaries paid in the competitive market in which the Company competes for comparable executive ability and experience. Annually, the performance of each Named Executive Officer is reviewed by the Compensation Committee using information and evaluations provided by the Chief Executive Officer (these officers review the performance of all other senior management) taking into account the Company’s operating and financial results for that year, a subjective assessment of the contribution of each executive officer to such results, the achievement of strategic and other individual goals established for each such executive officer at the beginning of each year, and competitive salary levels for persons in those positions in the markets in which the Company competes. To assist in its deliberations, the Compensation Committee has engaged the services of an independent compensation consultant to provide a detailed analysis of market competitive base salary and incentive compensation information that included companies in both the chain restaurant industry and in a broader cross-section of similar industries. Following its review of the performance of the Named Executive Officers, the Compensation Committee Chairman reports the Compensation Committee’s recommendations for salary increases and incentive awards to the Board of Directors.
      The Company’s executive incentive plan (“EIP”) is designed to recognize and reward those employees that make significant contributions towards achieving the Company’s annual business plan. The Compensation Committee believes the EIP should be the principal short-term incentive program for providing cash bonus opportunities for the Company’s executives contingent upon operating results and the achievement of strategic and other individual performance objectives as determined by the Compensation Committee or the Chief Executive Officer, as the case may be. The fiscal 2004 EIP corporate financial target was based on targeted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Company, which counts 75% towards the total EIP bonus awarded. Individual performance objectives count 25% toward such award. The Compensation Committee will continue to review and modify the performance goals for the EIP as necessary to ensure reasonableness, achievability, and consistency with overall Company objectives and stockholder expectations.
      In 2004, annual base salary increases and incentive compensation awards for all of the Named Executive Officers were approved by the Compensation Committee and reported to the Board of Directors.

The Compensation Committee believes the recommended salary levels and incentive awards were warranted and consistent with the performance of such executives during fiscal year 2004 based on the Compensation Committee’s evaluation of each individual’s overall contribution to accomplishing the Company’s fiscal year 2004 corporate goals and of each individual’s achievement of strategic and individual performance goals during the year.
      In reviewing fiscal year 2004 EIP results, the Compensation Committee recognized that the Company met an appropriate level of the EBITDA target for financial performance which corresponded to an award between threshold and target level performance for all Named Executive Officers. Additionally, the Compensation Committee reviewed management’s recommendations for certain individual and strategic awards. The strategic and individual components included qualitative factors such as leadership skills, planning initiatives, employee development and the integration of the nine recently acquired Jillian’s stores to ensure short and long-term operational objectives. Overall, executives were paid on average, 80% of their target bonus opportunity for fiscal 2004 performance.

Long-Term Incentives
      The Compensation Committee believes that it is essential to align the interests of the Company’s executives and other key management personnel responsible for the growth of the Company with the interests of the Company’s stockholders. The Compensation Committee has also identified the need to retain tenured, high performing executives. The Compensation Committee believes that these objectives are accomplished through the provision of stock-based incentives that align the interests of management personnel with the objectives of enhancing the Company’s value, as set forth in the Stock Plan.
      The Committee awarded 42,500 restricted shares and 80,000 stock options to the Named Executive Officers during fiscal 2004. After taking into account the value of these awards, the Named Executives Officers’ actual long-term incentive compensation generally continues to fall below comparable market total direct compensation.
      The Compensation Committee will continue to review long-term incentives and make recommendations, where it deems appropriate, to the Company’s Board of Directors, from time to time, to assure the Company’s executive officers and other key employees are appropriately motivated and rewarded based on the long-term financial success of the Company.

CEO Compensation
      The Company’s compensation philosophy for the top two executives (Mr. Corley and Mr. Corriveau) has been to target their average compensation levels at the average market compensation levels for the top two executives of the industry peer group. Therefore, the discussion of CEO compensation includes a discussion of both such officers.
      In June 2004, the Compensation Committee reviewed the compensation of Mr. Corriveau and Mr. Corley, and recommended not to increase their base salaries for 2004. In making such determination, the Compensation Committee considered the Company’s operating and financial results for fiscal year 2003, subjectively evaluated their individual performance and substantial contribution to Company results, and considered the compensation range for other chief executive officers and presidents of companies in the industry.
      In June 2004, Mr. Corley and Mr. Corriveau agreed to a continuation of the 20% reduction of their base salaries that was initiated in fiscal 2003, lowering their base salaries from $600,000 to $480,000 for fiscal 2004. This salary reduction was approved by the Compensation Committee. At the time of the 20% salary reductions, the Compensation Committee also instituted a special bonus plan for Mr. Corley and Mr. Corriveau for fiscal 2004 whereby each officer could earn back the reduction in his base salary through an additional bonus of up to $120,000 if the Company achieved specified targets in earnings per share (EPS) in fiscal 2004. The entry point for the special bonus plan was an EPS of $0.88, and the maximum bonus was based on an EPS of $0.93. This salary earn back bonus plan was instituted in addition to the regular EIP for such officers for fiscal 2004, in recognition of the agreed salary reductions.

The effect of such special bonus plan was to convert a significant amount of each such officer’s annual base compensation to “at risk” incentive compensation for fiscal 2004.
      Based on its review of a market survey of comparable salary data, after taking into account the salary reductions, the Committee believes that the base salary compensation paid to Mr. Corley and Mr. Corriveau during fiscal 2004 ranked between the 50th and 75th percentile range for the industry. In assessing industry comparative data, the Committee relied upon a peer group established by its outside compensation consultant which includes some, but not all, of the companies included in the S&P Small Cap Restaurant index used for the Company’s stock performance graph (see “Stock Price Performance” below) and other companies not included in this index. This peer group was developed independently by the compensation consultant pursuant to it own professional standards.
      According to the 2004 bonus formula for the salary earn back bonus plan, EPS on a diluted basis for fiscal 2004 was $0.87. As a result, the Compensation Committee did not award Mr. Corley or Mr. Corriveau any bonus amount under the 2004 special bonus program.
      Under the EIP, the maximum bonus potential for each of Mr. Corriveau and Mr. Corley is 150% of their reduced base salary ($720,000 maximum bonus). In April 2005, the Compensation Committee awarded incentive bonuses of $280,000 each to Mr. Corriveau and Mr. Corley under the EIP for performance during fiscal 2004. In determining the amount of incentive compensation for fiscal 2004, the Compensation Committee recognized that the Company achieved an appropriate level of the financial targets under the EIP for 2004, and also evaluated the strategic and individual performance objectives applicable to Mr. Corriveau and Mr. Corley under the EIP.
      Overall for fiscal 2004, incentive bonus compensation for Mr. Corley and Mr. Corriveau was $280,000 each which represents less than 80% of the target level under the bonus plans. The Compensation Committee believes that the total cash compensation (salary and bonus) paid to such officers for fiscal 2004 placed them between the 50th the 75th percentile of the industry peer group when compared to compensation for the top two company officers on a combined basis.
      For the first time in three years, the Compensation Committee awarded Mr. Corriveau and Mr. Corley 40,000 stock options and 10,000 restricted shares each in June 2004. These awards were made based on the Committee’s assessment of the top two executive’s performance over the last three years and were predicated on the Company’s total stockholder return exceeding the 95th and 65th percentile of the compensation peer group total stockholder return for the immediate one and three year period, respectively, measured in 2004 prior to the award being made.

Deductibility of Executive Compensation
      Section 162(m) of the Internal Revenue Code under the Omnibus Budget Reconciliation Act of 1993 limits the deductibility of compensation over $1 million paid by a company to an executive officer. The Compensation Committee will take action to qualify most compensation approaches to ensure deductibility, except in those limited cases in which the Compensation Committee believes stockholder interests are best served by retaining flexibility. In such cases, the Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its compensation objectives.

Summary
      As a result of pay-for-performance concepts incorporated in the Company’s executive compensation program, the Compensation Committee believes that the total compensation program for executive officers of the Company is competitive with the compensation programs provided by other companies with which the Company competes, emulates programs of high-performing companies and will serve the best interests of the stockholders of the Company. The Compensation Committee also believes this program will provide opportunities to participants that are consistent with the expectations of the Board of Directors and with the returns that are generated on the behalf of the Company’s stockholders.

David B. Pittaway, Chairman
Allen J. Bernstein
Walter J. Humann
Director Compensation
      Directors who are employees of the Company receive no additional compensation for their attendance at meetings of the Board of Directors or any of its committees of which they are members. Effective as of September 2004, directors who are not employees of the Company each receive $19,000 as an annual retainer, $1,250 for participation in each Board of Directors meeting and $1,250 for participation in each committee meeting. In addition, the non-management Chairman receives an additional annual retainer of $25,000 and each committee chair receives an additional annual retainer of $5,000, except for the Audit Committee chair, who receives an annual retainer of $10,000. When participation in a Board of Directors or committee meeting is by telephone, the fee paid is one-half of the amounts reported above.
      Under the Directors Plan, each non-employee director (excluding Mr. Edison who was a significant stockholder prior to the adoption of the Directors Plan) received an initial grant of 22,500 options either at the time the Directors Plan was adopted or contemporaneously with such director’s appointment. In addition, certain non-employee directors have received additional grants of 7,500 options from time to time as determined by the Compensation Committee in recognition of their continuing service as directors. Each such grant vests over a period of three years. No grants were awarded to directors during fiscal 2004.
Section 16(a) Beneficial Ownership Reporting Compliance
      Under the securities laws of the United States, the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the SEC. Specific due dates have been established for these reports, and the Company is required to disclose in this proxy statement any failure to file by these dates. Based solely on a review of the copies of Section 16 reports furnished to the Company, or written representations from the reporting persons that no Form 5s were required, the Company believes that no persons were required to file a report on Form 5 for the 2004 fiscal year and that that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met during the fiscal year 2004, except that each of Ms. Priest, Mr. Humann and Mr. Pittaway reported their election as new directors and the related grant of options under the Directors Plan after the applicable due dates.
Compensation Committee Interlocks and Insider Participation
      No member of the Compensation Committee is or has been an executive officer or employee of the Company. None of the named Executive Officers serves or has served as a member of the board of directors or compensation committee of any other entity which has one or more executive officers serving on the Board of Directors or Compensation Committee.
Certain Transactions
      The Company from time to time has engaged Staubach Retail Services or its affiliates to provide brokerage services in connection with the leasing or purchase of commercial property or the sale and leaseback of properties owned by the Company. Mr. Maguire is also President of Staubach Retail Services. In transactions where the Company is the lessee or purchaser of commercial property, broker’s commissions are generally paid by the landlord or seller. In transactions where the Company is the seller or lessor, the Company has paid commissions directly to such parties. The amount of broker’s commissions paid to Staubach Retail Services and its affiliates for such services in fiscal 2004 was $75,084.

Stock Price Performance
      Set forth below is a line graph indicating a comparison of cumulative total returns (change in stock price plus reinvested dividends) for the Common Stock for the five fiscal years ended January 30 2005, as contrasted with (i) the Standard & Poor’s 500 Stock Index and (ii) the Standard & Poor’s Smallcap Restaurant Stock Composite Index. Each index assumes $100 invested at January 30, 2000, and is calculated assuming reinvestment of dividends.
      This performance graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of the Company’s filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not be deemed “soliciting material” or be deemed “filed” under such Acts.
Comparison of 5 Year Cumulative Total Return*
Among Dave & Buster’s, Inc., the S&P 500 Index,
the S&P Restaurants Index and the S&P SmallCap Restaurants Index

	01/30/00	02/04/01	02/03/02	02/02/03	02/01/04	01/31/05

Dave & Buster’s, Inc.	100.00	143.27	118.55	118.40	181.38	273.02
S&P 500	100.00	90.06	81.50	63.01	87.28	91.45
S&P Restaurants	100.00	92.14	95.21	63.74	114.76	140.98
S&P SmallCap Restaurants	100.00	125.57	181.49	159.19	229.72	274.74

*	$100 invested on 1/30/00 in stock or on 1/31/00 in index-including reinvestment of dividends.

ADDITIONAL INFORMATION
“Householding” of Proxy Materials.
      The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for the Company. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify the Company that they wish to continue receiving multiple copies. The Company has undertaken householding to reduce its printing costs and postage fees. If stockholders wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, a stockholder may do so at any time prior to thirty days before the mailing of proxy materials by notifying the Company in writing at 2481 Manana Drive, Dallas, Texas 75220 or by contacting the Company at (214) 357-9588. Stockholders also may request additional copies of the proxy materials by notifying the Company in writing at the above-referenced address or contacting the Company at (214) 357-9588, and the Company will undertake to deliver such additional copies promptly. If a stockholder shares an address with another stockholder and currently is receiving multiple copies of the proxy materials, such stockholder may request householding by notifying the Company at the above referenced address or telephone number.
Stockholder Proposals for 2006 Annual Meeting
      For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for next year’s annual meeting, a written proposal must be received by the Corporate Secretary at the Company’s principal executive offices no later than January 4, 2006 (120 days before the anniversary of the mailing date of this proxy statement). If the Company changes the date of next year’s annual meeting by more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.
Advance Notice Procedures
      Stockholders should also be aware that stockholder proposals must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials. In order for a stockholder to raise a proposal (including director nominations) from the floor during next year’s annual meeting, the Corporate Secretary must receive a written notice of the proposal no later than April 7, 2006 (60 days prior to the anniversary a date of the Annual Meeting) and no earlier than March 8, 2006 (90 days prior to such anniversary date), and it must contain the additional information required by the Company’s bylaws. Stockholders may obtain a complete copy of the Company’s bylaws by submitting a written request to the Corporate Secretary at the Company’s principal executive offices. If the Company advances the date of next year’s annual meeting by more than 30 days or delays the date of next year’s annual meeting by more than 60 days from the date contemplated at this year’s annual meeting, in order for the proposal to be timely, the Company must receive a stockholder’s written proposal or nomination at the Company’s principal executive offices no later than the close of business on the date which is 60 days before the date of next year’s annual meeting or 10 days following the day on which the meeting date is publicly announced, whichever is later, and no earlier than 90 days before the date of next year’s annual meeting.

APPENDIX A
DAVE & BUSTER’S, INC.
AUDIT COMMITTEE CHARTER
(Amended and Restated December 1, 2004)
      This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors of Dave & Buster’s Inc. (the “Board”) and establishes the authority and responsibilities delegated to it by the Board.
      1. Purpose. The purpose of the Committee is to oversee (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Company’s independent auditing firm (the “External Auditor”), (iv) the performance of the Company’s internal audit function, (v) the Company’s internal control systems, and (vi) the Company’s procedures for monitoring compliance with its Code of Business Ethics (the “Code of Ethics”).
      2. Committee Members.
      2.1. Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members and Chairperson of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee (“Governance Committee”). Membership on the Committee shall rotate at the Board’s discretion. The Board shall fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause. Members shall serve until their successors are appointed by the Board.
      2.2. Qualifications. Each member of the Committee shall be independent. To be “independent,” a director may not have a relationship with the Company or its management or a private interest in the Company that in any way may interfere with the exercise of such director’s independence from the Company and its management. In addition, each member of the Committee must meet the independence requirements of the New York Stock Exchange (the “NYSE”) and applicable federal securities laws, including the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the following requirements:

2.2.1. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), other than such director’s capacity as a member of the Board, the Committee or any other Board committee.

2.2.2. No director shall be considered “independent” if such director is affiliated with the Company or any subsidiary thereof in any capacity, other than in such director’s capacity as a member of the Board, the Committee or any other Board committee.

2.2.3. No director shall be considered “independent” if such director receives any consulting, advisory or other compensatory fee from the Company, other than fees received in such director’s capacity as a member of the Board, the Committee or any other Board committee.

2.2.4. No director shall be considered “independent” if such director is, or has been within the last three (3) years, an employee of the Company, or has an immediate family member who is, or has been within the last three years, an executive officer, of the Company.

2.2.5. No director shall be considered “independent” if such director has received, or has an immediate family member who has received, during any twelve-month period within the last three (3) years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

2.2.6. No director shall be considered “independent” if (i) the director or an immediate family member is a current partner of the Internal (as hereinafter defined) or External Auditor, (ii) the director is a current employee of the Internal or External Auditor, (iii) the director has an immediate family member who is a current employee of the Internal or External Auditor and who participates in the Internal or External Auditor’s audit, assurance or tax compliance (but not tax planning) practice or (iv) the director or an immediate family member was within the last three (3) years (but is no longer) a partner or employee of the Internal or External Auditor and personally worked on the Company’s audit within that time.

2.2.7. No director shall be considered “independent” if such director or an immediate family member is, or has been within the last three (3) years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s Compensation Committee.

2.2.8. No director shall be considered “independent” if such director is a current employee, or has an immediate family member who is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $1 million, or two percent (2%) of such other company’s consolidated gross revenues.

2.2.9. Employment of an immediate family member of a director in a non-officer position (as defined with reference to Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, or any successor rule) does not preclude the Board from determining that such director is “independent.” The term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.
      2.3. Financial Literacy. Each member of the Committee shall, in the Board’s business judgment, be financially literate or must become financially literate within a reasonable period of time after such member’s appointment to the Committee. At least one member of the Committee shall, in the Board’s business judgment, have accounting or related financial management expertise. In addition, in connection with the preparation of any reports regarding the financial experience of the members of the Committee to be included in the Company’s periodic public reports, the Board shall determine with respect to each member of the Committee whether or not, in the Board’s judgment, such member is a “financial expert,” as such term is defined by the SEC.
      2.4. Simultaneous Service on Other Audit Committees. If a member of the Committee serves on the audit committee (or, in the absence of an audit committee, the board committee performing equivalent functions, or, in the absence of such committee, the board of directors) of more than two (2) public companies in addition to the Company, the Board must affirmatively determine that such simultaneous service on multiple audit committees will not impair the ability of such member to serve on the Committee. The basis for the Board’s determination shall be disclosed in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.
      2.5. Compensation. The members of the Committee shall not receive any direct or indirect compensation from the Company, other than director’s fees. Members of the Committee shall, at the discretion of the Board, be entitled to receive fees for service on the Committee or for service as Chairperson of the Committee in addition to the normal fees paid to all directors.
      3. Authority.
      3.1. Education. To help ensure that the members of the Committee have the proper knowledge to perform their responsibilities, Committee members, shall have the authority, at the Company’s expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls, auditing and other matters that are relevant to the carrying out of the Committee’s responsibilities.

      3.2. Advisors. The Committee shall have the authority (i) to retain, at the Company’s expense, independent legal, financial and other advisors (“Advisors”) it deems necessary to fulfill its responsibilities, and (ii) determine the compensation of such Advisors.
      3.3. Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.
      3.4. Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the External Auditor to meet with the Committee and any of its advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.
      3.5. Funding. The Committee shall have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor for its services in rendering an audit report, and (ii) any Advisors employed by the Committee pursuant to Section 3.2.
      3.6. Subcommittees. The Committee shall have the authority to delegate authority and responsibilities to subcommittees provided that no subcommittee shall consist of less than two members.
      4. Meetings.
      4.1. Periodic Meetings. The Committee shall meet at least once per fiscal quarter in connection with (i) its review and discussion of the Company’s earning releases, financial statements and the disclosures that are to be included in its Form 10-Q and Form 10-K filings with the SEC, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (ii) its preparation of the Committee’s report to be included in the Company’s proxy statement in connection with the Company’s annual meeting of stockholders. The Chairperson may call a special meeting at any time as he or she deems advisable.
      4.2. Executive Sessions. The Committee shall maintain free and open communication with (i) the Company’s chief executive officer (the “CEO”), (ii) the Company’s chief financial officer (the “CFO”), (iii) the Company’s chief of internal auditing (the “Internal Auditor”), (iv) the External Auditor, and (v) the Company’s general counsel (the “General Counsel”) and shall periodically meet, in its sole discretion, in separate executive (private) sessions with each such person to discuss any matters that the Committee or any of them believes should be discussed privately with the Committee.
      4.3. Minutes. Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities and a copy thereof shall be sent to the members of the Board.
      4.4. Quorum. A quorum shall consist of a majority of the Committee’s members. The act of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee.
      4.5. Agenda. The Chairperson of the Committee shall prepare an agenda for each meeting of the Committee in consultation with Committee members and any appropriate member of the Company’s management or staff. Appropriate members of the Company management and staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.
      4.6. Presiding Officer. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding officer for that meeting.
      5. General Oversight. The Committee’s responsibilities shall include review of (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (ii) any analyses prepared by management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analyses of the effects of alternative generally accepted accounting principles

(“GAAP”) methods on the presentation of the Company’s financial statements, (iii) the effect of regulatory and accounting industry initiatives, as well as off-balance sheet structures, on the Company’s financial statements, and (iv) the type and presentation of information to be included in earnings press releases that contain information with respect to the historical or projected financial performance of the Company (with particular attention on the use of “pro forma,” or “adjusted” non-GAAP, information), as well as any other financial information provided to a financial analyst or a rating agency.
      6. External Auditor Oversight.
      6.1. Selection and Evaluation. The Committee shall have the responsibility and sole authority for the appointment, compensation, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees. The Committee shall annually, following the completion of the audit reports and at such other times as it deems appropriate, review and evaluate the performance of the External Auditor, including a specific evaluation of the External Auditor’s lead (or coordinating) audit partner having primary responsibility for the Company’s audit. The Committee shall present its conclusions with respect to the External Auditor to the Board.”
      6.2. Pre-Approval of External Auditor Services.

6.2.1. Committee Pre-Approval. No audit services or non-audit services shall be performed by the External Auditor for the Company unless first pre-approved by the Committee and unless permitted by applicable federal securities laws and the rules and regulations of the SEC. If the Committee approves an audit service within the scope of the engagement of the External Auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

6.2.2. Delegation of Pre-Approval Authority. The Committee may delegate to one (1) or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be reported to the full Committee at its next scheduled meeting.
      6.3. Independence. The Committee shall periodically meet with the External Auditor to assess and satisfy itself that the External Auditor is “independent” in accordance with the rules and regulations of the SEC. The Committee shall annually obtain from the External Auditor a written statement delineating (i) all relationships between the External Auditor and the Company that may impact the External Auditor’s objectivity and independence, (ii) confirmation that the Company’s CEO, controller, CFO, chief accounting officer, Internal Auditor, or any person serving in an equivalent position to any of the foregoing for the Company, was not employed by the External Auditor and did not participate in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged, and (iii) all the disclosures required by Independence Standards Board Standard No. 1. The Committee shall establish a policy regarding the Company’s hiring of any employee or former employee of the External Auditor.
      6.4. Quality Control. The Committee shall annually obtain and review a written report from the External Auditor describing (i) the External Auditor’s internal quality-control procedures, and (ii) any material issues raised by (a) the External Auditor’s most recent internal quality-control review, or peer review or (b) any inquiry or investigation by governmental or professional authorities, in each case, within the preceding five (5) years, respecting one or more independent audits carried out by the External Auditor, and any steps taken to deal with any such issues.
      6.5. Audit Partner Rotation. The Committee shall annually obtain from the External Auditor a written statement confirming that the lead (or coordinating) audit partner having primary responsibility for the Company’s audit, or the audit partner responsible for reviewing the audit, has not performed audit services for the Company during each of the Company’s five (5) previous fiscal years.
      6.6. Review of External Auditor Reports. The Committee shall review with management, the Internal Auditor and the External Auditor all reports required to be made by the External Auditor under applicable federal securities laws and the rules and regulations of the SEC regarding (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of the Company’s financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor, (iii) all other material written communications between the External Auditor and management, such as any management letter or schedule of unadjusted differences, and (iv) management’s assessment of the Company’s internal controls.
      6.7. Internal Control Assessment. The Committee shall annually obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.
      6.8. Non-Audit Services. The Committee shall review with management and decide whether to approve the retention of the External Auditor for any non-auditing services proposed to be rendered to the Company, including assessing their compatibility with maintaining the External Auditor’s independence. No non-audit services may be provided to the Company by the External Auditor unless approved in advance by the Committee under Section 6.2 above. The External Auditor shall not provide to the Company, and the Committee shall not have the authority to approve the provision to the Company by the External Auditor of, those services described in Section 201 of the Sarbanes-Oxley Act of 2002 (the “Act”) or any other service that the Public Company Accounting Oversight Board established under the Act determines, by regulation may not be provided to the Company by the External Auditor.
      6.9. Accountability. The External Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee. The Committee shall obtain an annual written statement from the External Auditor confirming its direct accountability to the Committee.
      6.10. Audit Assessment. The Committee shall review with management, the Internal Auditor and the External Auditor any problems or difficulties encountered and management response in connection with the audit process, including any restrictions on the scope of the External Auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments that were noted or proposed by the External Auditor but that were passed (as immaterial or otherwise), any communications between the External Auditor’s team assigned to the Company’s audit and the External Auditor’s national office respecting auditing or accounting issues presented by the Company’s audit, and any “management” or “internal control” letter issued, or proposed to be issued, by the External Auditor to the Company.
      6.11. SAS 61. The Committee shall discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.
      6.12. Disagreements. The Committee shall periodically inquire of management and the External Auditor as to any disagreements that may have occurred between them relating to the Company’s audit process, financial statements or disclosures. The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.
      7. Internal Auditing Oversight.
      7.1. Internal Auditing Staff. The Committee shall annually evaluate the performance of the Internal Auditor and the internal auditing department with management and the External Auditor.
      7.2. Internal Audit Process. The Committee shall meet periodically with the Internal Auditor, the External Auditor and management to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the External Auditor, and (iii) the progress and results of the internal auditing process.
      7.3. Internal Audit Reports. The Committee shall meet periodically with the Internal Auditor to review any significant reports to management prepared by the internal auditing staff. The Internal Auditor shall provide a summary of all significant internal audit reports to the Committee each quarter. The Internal Auditor shall provide management and the Committee with ongoing assessments of the Company’s risk management processes and system of internal controls.

      8. Financial Statements And Disclosure Oversight.
      8.1. SEC Filings and Earnings Releases and Guidance. Prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the Committee shall meet to review and discuss with management and the External Auditor the financial statements and the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Committee shall periodically review and discuss with management and the External Auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases and with respect to financial information and earnings guidance provided to financial analysts and rating agencies.
      8.2. Accounting Changes. The Committee shall, before their implementation, review with management and the External Auditor and approve all significant changes proposed to be made in the Company’s accounting principles and practices.
      8.3. Adequate Disclosure. The Committee shall periodically inquire of management, the External Auditor, the General Counsel and, if the Committee deems it appropriate, outside legal counsel as to whether the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.
      8.4. Criticisms. The Committee shall periodically inquire of management, the General Counsel and the External Auditor as to their knowledge of any criticism of the Company’s financial statements or disclosures by any financial analysts, rating agencies, media sources or other reliable third-party sources. The Committee shall establish procedures for (i) the receipt, retention, treatment, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.
      9. Internal Controls, Legal Compliance and Code of Ethics Oversight.
      9.1. Internal Controls and Compliance Policies. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically review and assess with management, the Internal Auditor, the General Counsel and the External Auditor (a) the internal control systems of the Company, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s policies on compliance with laws and regulations, (c) the Code of Ethics, and (d) the methods and procedures for monitoring compliance with such policies, and (ii) shall elicit from them any recommendations for the improvement of the Code of Ethics and such controls, policies, methods and procedures. The Committee shall review with management and the External Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control Structure and procedures of the Company for financial reporting) that is required to be filed by the Company with the SEC on Form 10-K.
      9.2. Information Security. The Committee shall periodically review and assess with management and the External Auditor the adequacy of the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or security breach.
      9.3. Code of Ethics. The Committee shall periodically inquire of management, the Internal Auditor and the External Auditor as to their knowledge of (i) any violation of the Code of Ethics, (ii) any waiver of compliance with the Code of Ethics, and (iii) any investigations undertaken with regard to compliance with the Code of Ethics. Any waiver of the Code of Ethics with respect to a director or executive officer may only be granted by the Committee. All waivers granted by the Committee shall be promptly reported to the entire Board and disclosed as required by rules and regulations of the SEC and NYSE.

      9.4. Misconduct Allegations. The Committee shall periodically inquire of management and the General Counsel of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).
      9.5. Disagreements. The Committee shall inquire of management, the General Counsel and, if appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.
      10. Risk Management Oversight.
      10.1. Risk Exposure. The Committee shall periodically meet with management and the External Auditor to review and discuss the Company’s major risks or exposures and to assess the steps taken by management to monitor and control such risks and exposures. The Committee shall discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.
      10.2. Insurance. The Committee shall periodically review and assess with management and the General Counsel insurance coverage, including Directors and Officers Liability, property and casualty loss, and surety bonds.
      10.3. Special-Purpose Entities and Off-Balance Sheet Transactions. The Committee shall periodically meet with management, the Internal Auditor, the General Counsel and the External Auditor to review and assess all “special-purpose” entities of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters.
      10.4. Consultation with Legal Counsel. The Committee shall periodically receive reports from, and review with the General Counsel and, if the Committee deems appropriate, outside legal counsel legal matters (including material claims, pending legal proceedings, government investigations and material reports, notices or inquiries received from governmental agencies) that may have a significant impact on the Company’s financial statements or risk management.
      11. Reports and Assessments.
      11.1. Board Reports. The Chairperson of the Committee shall report regularly to the Board on Committee actions and on the fulfillment of the Committee’s responsibilities under this Charter. Such reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s External Auditors and the performance of the Company’s internal audit function.
      11.2. Charter Assessment. The Committee shall annually review and assess the adequacy of this Charter and advise the Board and the Governance Committee of its assessment and of its recommendation for any changes to the Charter.
      11.3. Committee Self-Assessment. The Committee shall annually review and make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Governance Committee.
      11.4. Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.
      11.5. Recommend Action. The Committee shall annually make a determination as to whether to recommend to the Board that the audited financials (certified by the External Auditor) be included in the Company’s Annual Report on Form 10-K for filing with the SEC.
      11.6. Board Access to External Auditor. The Committee shall, whenever the Board of Directors or the Committee deems it appropriate, have the External Auditor attend a meeting of the full Board to discuss specific issues and to answer questions from the directors.

      12. General.
      12.1. Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the External Auditor’s report, or to plan or conduct audits. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the Internal Auditor and the External Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.
      12.2. Charter Guidelines. While the responsibilities of the Committee set forth in Section 4 through 11 above are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances.

APPENDIX B
DAVE & BUSTER’S, INC.
2005 LONG-TERM INCENTIVE PLAN
      1. Establishment of Plan. The Company establishes the Dave & Buster’s, Inc. 2005 Long-Term Incentive Plan as set forth herein, effective as of                     , 2005. Awards granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.
      2. Purpose. This Plan is established (i) to offer selected Directors and Employees, including Officers, of the Company or its Affiliates an equity ownership interest and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to create long-term value and encourage equity participation in the Company by eligible Employees and Directors by making available to them the benefits of a larger common stock ownership in the Company through Options and other Awards, (iv) to provide incentives to such Directors and Employees by means of market-driven and performance-related incentives to achieve long-term performance goals, and (v) to promote the growth and success of the Company’s business by aligning the financial interests of Directors and Employees with that of the other stockholders of the Company. Toward these objectives, this Plan provides for the grant of Options, Stock Appreciation Rights, and Restricted Stock Awards, some of which may be Performance Awards.
      3. Definitions. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:
      3.1 “Affiliate” means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code or (B) any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.
      3.2 “Award” means any right granted under the Plan, including an Option, a Stock Appreciation Right, and a Restricted Stock Award, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan and includes Performance Awards.
      3.3 “Board” means the Board of Directors of the Company.
      3.4 “Cause” means:

(i) in the case of a Director, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate; and

(ii) in the case of an Optionee or Grantee whose employment with the Company or an Affiliate is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Affiliate, which employment agreement includes a definition of “Cause,” the term “Cause” as used in the Plan or any agreement establishing an Award shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(iii) in all other cases, (a) an intentional failure to perform reasonably assigned duties, (b) dishonesty or willful misconduct in the performance of duties, (c) an intentional violation of material Company or Affiliate policies, (d) involvement in a transaction or act in connection with the performance of duties to the Company or any Affiliate which transaction or act is adverse to the interests of the Company or any Affiliate and which is engaged in for personal profit, or (e) the willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).
      3.5 “Change in Control” means the occurrence, on or after the effective date of the Plan, of any of the following:

(i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (a) the then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (a), (b) and (c) of paragraph (iii) of this Section 3.5 are satisfied; or

(ii) individuals who, as of the effective date of the Plan as set forth herein, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14.A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) the approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any such Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(iv) the approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock of such corporation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be; (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly 30% or more of the then outstanding shares of common stock of such corporation or 30% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      3.6 “Chief Executive Officer” means the individual serving at any relevant time as the chief executive officer of the Company.
      3.7 “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.
      3.8 “Committee” means the Compensation Committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee be in existence at any relevant time), the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Awards granted under the Plan. Within the scope of such authority, the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Options to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Options or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options to eligible persons who are not then subject to Section 16 of the Exchange Act.
      3.9 “Common Stock” means the Common Stock, $.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).
      3.10 “Company” means Dave & Buster’s, Inc. a Missouri corporation.
      3.11 “Continuous Service” means that the provision of services to the Company or an Affiliate by an Employee or Director is not interrupted or terminated. Except as otherwise provided in a particular Option Agreement or Restricted Stock Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers of an Employee or Director among the Company, any Affiliate, or any successor or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity as an Employee or Director. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.
      3.12 “Covered Employee” means the Chief Executive Officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.
      3.13 “Director” means a member of the Board.
      3.14 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
      3.15 “Effective Date” means                     , 2005.
      3.16 “Employee” means any person, including an Officer or Director, who is employed by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.
      3.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.
      3.18 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price or bid is reported on that day, on last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii) In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.
      3.19     “Grantee” means an Employee or Director to whom an Award has been granted under the Plan.
      3.20 “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.
      3.21 “Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
      3.22 “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.
      3.23 “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).
      3.24 “Option” means a stock option granted pursuant to the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.
      3.25 “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.
      3.26 “Optionee” means an individual to whom an Option has been granted under the Plan.
      3.27 “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
      3.28 “Performance Award” shall mean a Restricted Stock Award granted to a Grantee who is an Employee that becomes vested and earned solely on account of the attainment of a specified performance target in relation to one or more Performance Goals.
      3.29 “Performance Goals” shall mean, with respect to any Performance Award, the business criteria (and related factors) selected by the Committee at the time of grant to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 11.12. The Committee may select as the Performance Goals for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with generally accepted accounting principles:

(a) Net income as a percentage of revenue;

(b) Earnings per share of Common Stock;

(c) Earnings before interest, taxes, depreciation and amortization;

(d) Return on net assets employed before interest and taxes;

(e) Operating margin as a percentage of revenue;

(f) Safety performance relative to industry standards and the Company annual target;

(g) Strategic team goals;

(h) Net operating profit after taxes;

(i) Net operating profit after taxes per share of Common Stock;

(j) Return on invested capital;

(k) Return on assets or net assets;

(l) Total stockholder return;

(m) Relative total stockholder return (as compared with a peer group of the Company);

(n) Earnings before income taxes;

(o) Net income;

(p) Free cash flow;

(q) Free cash flow per share of Common Stock;

(r) Revenue (or any component thereof);

(s) Revenue growth; or

(t) Any other performance objective approved by the stockholders of the Company in accordance with Section 162(m) of the Code.
      3.30 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or, except in the case of any grant to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.
      3.31 “Plan” means this Dave & Buster’s, Inc. Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
      3.32 “Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.
      3.33 “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.
      3.34 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 11.2 of this Plan and set forth in the related Restricted Stock Agreement.
      3.35 “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.
      3.36 “Restricted Stock Award” means an Award granted under Section 11 of this Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.
      3.37 “Retirement” means an Employee’s voluntary termination of employment with the Company or an Affiliate after attaining age 65.
      3.38 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.
      3.39 “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.
      3.40 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

      3.41 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the shares of Common Stock to which such right relates as provided in Section 10 hereof.
      3.42 “Stock Appreciation Right Agreement” means the written agreement evidencing the award of a Stock Appreciation Right. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
      3.43 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
      4. Long-Term Incentive Awards Available Under the Plan. Awards granted under this Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Stock Appreciation Rights and (iv) Restricted Stock Awards.
      5. Shares Subject to the Plan.
      5.1     Maximum Shares Subject to Plan. Subject to adjustment pursuant to Section 12.1, the aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 600,000 shares. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled, or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Nothing in this Section 5 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.
      5.2     Registration and Listing of Shares. From time to time, the Board and appropriate Officers shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to register, list and otherwise make shares of Common Stock available for issuance pursuant to Awards.
      6. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Officers, and Directors. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees). The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, or Director shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.
      7. Limitation on Individual Awards. Subject to the provisions of Section 12.1, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual under the Plan in any calendar year that are Options and Stock Appreciation Rights shall not exceed 100,000 shares of Common Stock and the maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan to any one individual in any calendar year that are Restricted Stock Awards shall not exceed 70,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be construed, interpreted and applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of

Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options that are canceled or repriced.
      8. Administration.
      8.1 General Administration. This Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of this Plan or any Award granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock acquired pursuant to an Award.
      8.2 Authority of Committee. The Committee shall administer this Plan so as to comply at all times with the Exchange Act, the Code and other applicable laws and regulations and, subject to such laws and regulations, shall otherwise have sole and absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business, including, without limitation, the authority to take the following actions:

(i) To interpret and administer this Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv) Unless otherwise specified by the terms of this Plan, to determine when Awards are to be granted under this Plan;

(v) Unless otherwise specified by the terms of this Plan, to select the Directors and Employees to whom Awards may be awarded from time to time;

(vi) Unless otherwise specified by the terms of this Plan, to determine the type or types of Award to be granted to each Grantee hereunder;

(vii) Unless otherwise specified by the terms of this Plan, to determine the number of shares to be made subject to each Award;

(viii) To determine the Fair Market Value of the shares of Common Stock and the exercise price per share of Awards to be granted;

(ix) Unless otherwise specified by the terms of this Plan, to prescribe the terms, conditions and restrictions, not inconsistent with the provisions of this Plan, of any Award granted hereunder and, with the consent of the Grantees, modify or amend each Award;

(x) Unless otherwise specified by the terms of this Plan, to determine whether, to what extent, and under what circumstances Awards may be settled in cash, reduced, canceled or suspended;

(xi) To amend or modify any outstanding Awards, in its discretion, in accordance with Section 11.12(iv);

(xii) To establish procedures for an Optionee (A) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares of Common Stock having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the exercise price of the Option, and (B) to exercise a portion of an Option by delivering that number of Qualifying Shares having a Fair Market Value which shall equal the exercise price of the Option;

(xiii) To establish procedures whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or Stock Appreciation Right, or surrendered by a Grantee in connection with the exercise of an Option or Stock Appreciation Right or the vesting of any Restricted Stock Award, to meet the obligation of withholding for federal, state, local and other taxes, if any, incurred by the Grantee upon such exercise or vesting;

(xiv) To establish and interpret Performance Goals and the specific performance factors and targets in relation to the Performance Goals in connection with any grant of Restricted Stock Awards that are designated as Performance Awards; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per-share data or results computed independently or with respect to a peer group;

(xv) Evaluate the level of performance over a Performance Period and certify the level of performance attained with respect to Performance Goals and specific performance factors and targets related to Performance Goals;

(xvi) Make any adjustments to this Plan (including but not limited to adjustment of the number of shares of Common Stock available under this Plan or any Award) and any Award granted under this Plan, as may be appropriate pursuant to Section 12.1;

(xvii) Appoint such agents as it shall deem appropriate for proper administration of this Plan; and

(xviii) To take any other actions deemed necessary or advisable for the administration of this Plan.
      Notwithstanding any provision of this Section 8 or any other provision of the Plan to the contrary, the Committee may not exercise any discretion with respect to an Award that would cause the Award and/or the Plan to become subject to the provisions of Section 409A of the Code and the Committee may not reprice any Awards, except pursuant to Section 12.1 hereof or in accordance with Section 424(h) of the Code (unless any such action pursuant to such sections would cause an Award to be treated as deferred compensation under Section 409A of the Code).
      9. Options.
      9.1 Terms and Conditions of Options. The Committee shall determine whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment, and all other terms and conditions of the Option, subject to the following provisions:

(i) Form of Option Grant. Each Option granted under the Plan shall be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(ii) Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Option Agreement evidencing the Option will be delivered to the Optionee with a copy of the Plan and other relevant Option documents, within a reasonable time after the date of grant.

(iii) Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant of the Option. The exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall be not less than 110% of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant of the Option.

(iv) Exercise Period. Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Option Agreement; provided, however, that no Option shall be exercisable later than the day prior to the expiration of ten (10) years from the date of grant of the Option, and provided further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

(v) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 9.1(v), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(vi) Transferability of Options. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, that the Optionee may, however, designate persons who may exercise his Options following his death.

(vii) Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (b) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of this Section 9.1, in the case of an Option issued or assumed pursuant to this Section 9.1(vii), the exercise price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.

(viii) Death or Disability. If an Optionee’s employment with the Company or an Affiliate terminates as a result of the death or Disability of the Optionee, all Options, then held by or on behalf of the Optionee shall become fully vested and exercisable.

      9.2     Exercise of Options.

(i) Notice. Options may be exercised only by delivery to the Company of a written exercise notice approved by the Committee (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. Such exercise notice may be part of an Optionee’s Option Agreement.

(ii) Payment. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made (a) in cash, (b) by certified check, (c) if a public market for the Common Stock exists, through a “same-day sale” arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company, (d) if a public market for the Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company, or (e) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). In no event will the Committee permit the exercise price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee. No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

(iii) Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the exercise of any Option granted under the Plan. Prior to issuance of the shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax-withholding obligations.

(iv) Exercise of Option Following Termination of Continuous Service.

(a) An Option may not be exercised after the expiration date of such Option set forth in the Option Agreement and may be exercised following the termination of an Optionee’s Continuous Service only to the extent provided in the Option Agreement.

(b) Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee’s Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

(c) Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(d) The Committee shall have discretion to determine whether the Continuous Service of an Optionee has terminated and the effective date on which such Continuous Service terminates and whether the Optionee’s Continuous Service terminated as a result of the Disability of the Optionee.

(v) Limitations on Exercise.

(a) The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent an Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

(b) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with Section 409A of the Code, the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(c) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(vi) Modification, Extension And Renewal of Options. Except as otherwise permitted specifically by the terms of this Plan, the Committee shall not have the power to modify, cancel, extend or renew outstanding Options or to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor. In addition, the Committee may not take any action to modify, cancel extend or renew outstanding Options under the Plan that would (a) impair any rights under any Option previously granted to such Optionee, without the Optionee’s written consent, (b) cause the Option or the Plan to become subject to Section 409A of the Code, or (c) cause any Option to lose its status as “performance-based” compensation under Section 162(m) of the Code. Notwithstanding any provision of this Section 9.2(vi) or any other provision of the Plan to the contrary, the Committee may not reprice any Option, except pursuant to Section 12.1 hereof or in accordance with Section 424(h) of the Code (and in a manner that would not cause an Option to be treated as deferred compensation under Section 409A of the Code).

(vii) Privileges of Stock Ownership. No Optionee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the purchased shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

(viii) Proceeds of Option Exercise. The proceeds received by the Company from the sale of shares of its Common Stock pursuant to Options exercised under the Plan shall be used for general corporate purposes.
      10. Stock Appreciation Rights.
      10.1 Terms and Conditions of Stock Appreciation Rights. At any time that the Common Stock is traded on an established market, the Committee, from time to time, subject to the terms and provisions of the Plan, may grant to an eligible Employee or Director Stock Appreciation Rights if (a) the exercise price of the Stock Appreciation Right will never be less than the Fair Market Value of the Common Stock on the grant date of the Award, (b) the Stock Appreciation Right will be settled only in shares of Common Stock (unless settlement in the form of cash would not cause a Stock Appreciation Right or the Plan to become subject to Section 409A of the Code), and (c) the Stock Appreciation Right does not include any feature for the deferral of compensation other than the time between the Stock Appreciation Right grant and exercise or any other feature that would cause the Stock Appreciation Right or the Plan to become subject to Section 409A of the Code. In addition, a Stock Appreciation Right may be related to an option, or issued “in tandem” with an Option, only if such an arrangement would not cause the Stock Appreciation Right, the Option, or the Plan to become subject to Section 409A of the Code. The terms and conditions of a Stock Appreciation Right shall be set forth in a Stock Appreciation Right Agreement (which need not be the same for each Grantee) in such form as the Committee approves, but which is not inconsistent with the Plan. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.
      10.2 Stock Appreciation Right Related to an Option. If permitted pursuant to the conditions and limitations contained in Section 10.1, a Stock Appreciation Right granted in connection with an Option shall cover the same shares of Common Stock covered by the Option (or such lesser number of shares of common stock as the Committee may determine) and shall, except as provided in this Section 10.2, be subject to the same terms and conditions as the related Option.

(i) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable.

(ii) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount payable in whole shares of Common Stock determined by multiplying (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the option exercise price of the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the applicable Stock Appreciation Right Agreement.

(iii) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.
      10.3 Stock Appreciation Right Unrelated to an Option. A Stock Appreciation Right unrelated to an Option shall cover such number of shares of Common Stock as the Committee shall determine.

(i) Terms; Duration. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. However, each Stock Appreciation Right shall be exercisable only during such portion of its term as the Committee shall determine and, unless provided otherwise by the specific provisions of the Stock Appreciation Right Agreement, only if the Grantee is employed by the Company or an Affiliate at the time of such exercise.

(ii) Amount Payable. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount payable in whole shares of Common Stock determined by multiplying (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, by (b) the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the applicable Stock Appreciation Right Agreement.

(iii) Non-Transferability. No Stock Appreciation Right unrelated to an Option shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative.

      10.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by giving written notice to the Company at its principal place of business or other address designated by the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the applicable Stock Appreciation Right Agreement being exercised and the related Option Agreement to the Company, which shall endorse thereon a notation of such exercise and return such agreements to the Grantee.
      10.5 Form of Payment. Payment of the amount determined under Section 10.2(ii) or 10.3(ii) shall be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right. If the amount payable results in a fractional share of Common Stock, the amount payable for the fractional share will be withheld pursuant to Section 10.7 hereof by the Company in connection with satisfying its tax-withholding obligations with respect to the exercise of the Stock Appreciation Right.
      10.6 Effect of Change in Control or Death or Disability. In the event of a Change in Control or the death or Disability of the Grantee, all Stock Appreciation Rights then held by or on behalf of the Grantee shall become fully vested and immediately exercisable.
      10.7 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the exercise of any Stock Appreciation Right granted under the Plan. Prior to issuance of the shares of Common Stock upon exercise of a Stock Appreciation Right, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax-withholding obligations of the Company, if applicable. Upon exercise of a Stock Appreciation Right, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax-withholding obligations.
      10.8 Exercise of Option Following Termination of Continuous Service.

(i) A Stock Appreciation Right may not be exercised after the expiration date of such Stock Appreciation Right set forth in the Stock Appreciation Right Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Stock Appreciation Right Agreement.

(ii) Where the Stock Appreciation Right Agreement permits Grantee to exercise a Stock Appreciation Right following the termination of the Grantee’s Continuous Service for a specified period, the Stock Appreciation Right shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Stock Appreciation Right, whichever occurs first.

(iii) The Committee shall have discretion to determine whether the Continuous Service of Grantee has terminated and the effective date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

      10.9 Limitations on Exercise.

(i) The Committee may specify a reasonable minimum number of shares of Common Stock covered by a Stock Appreciation Right or a percentage of the shares subject to a Stock Appreciation Right that may be purchased on any exercise of a Stock Appreciation Right; provided, that such minimum number will not prevent Grantee from exercising the full number of shares of Common Stock as to which the Stock Appreciation Right is then exercisable.

(ii) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Stock Appreciation Right shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with Section 409A of the Code, the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(iii) As a condition to the exercise of a Stock Appreciation Right, the Company may require the person exercising such Stock Appreciation Right to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.
      10.10 Privileges of Stock Ownership. No Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to a Stock Appreciation Right until such Stock Appreciation Right is properly exercised and the purchased shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.
      10.11 Death or Disability. If Grantee’s employment with the Company or an Affiliate terminates as a result of the death or Disability of the Grantee, all Stock Appreciation Rights then held by or on behalf of the Grantee shall become fully vested and exercisable.
      11. Terms and Conditions of Restricted Stock Awards.
      11.1 Terms and Conditions of Restricted Stock Awards. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Section 11.
      11.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more Performance Goals established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from the Forfeiture Restrictions in any other Restricted Stock Award) shall be stated in the Restricted Stock Agreement.
      11.3 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this Section 11 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. Unless otherwise specified in the Grantee’s Restricted Stock Agreement or as otherwise provided with respect to Performance Awards in Section 11.12, the Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock represented by the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Award, including rules pertaining to the termination of the Grantee’s Continuous Service (by Retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in connection with the Restricted Stock Award.
      11.4 Rights and Obligations of Grantee. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and Grantee has satisfied all applicable federal, state and local income and employment tax-withholding obligations. Each Restricted Stock Agreement shall require that (i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.
      11.5 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.
      11.6 Securities Restrictions and Compliance Matters. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including but not limited to, (i) restrictions under applicable state or federal securities laws, (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted and (iii) securities-related representations and warranties. The obligation of the Company to issue and deliver shares of Common Stock in connection with a Restricted Stock Award shall be subject to the condition that such issuance and delivery of such shares comply with the Securities Act, all applicable securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted.
      11.7 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
      11.8 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on termination of the Grantee’s Continuous Service during the Restriction Period, the shares of Common Stock subject to the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Grantee. The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated and the date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.
      11.9 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the following provisions of this Section 11 or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. Any action by the Committee pursuant to this Section 11.9 may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee. Notwithstanding the preceding provisions of this Section 11.9, the Committee may not take any action described in this Section 11.9 with respect to a Restricted Stock Award that has been granted to a Covered Employee if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code or if such action would cause the Restricted Stock Award or the Plan to become subject to section 409A of the Code.
      11.10 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax-withholding obligations of the Company.
      11.11 Notice of Election Under 83(b). Each Grantee making an election under Section 83(b) of the Code, and the Treasury regulations and rulings promulgated thereunder, will provide a copy thereof to the Company within thirty (30) days of the filing of such election with the Internal Revenue Service.
      11.12 Performance Awards. In the case of any Restricted Stock Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Stock Awards as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Restricted Stock Agreement, subject to the provisions below:

(i) Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(ii) Eligible Grantees. Prior to the commencement of a Performance Period, the Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period; provided that the Committee may determine the eligibility of any Employee, other than a Covered Employee, after the commencement of the Performance Period. The Committee shall provide a Restricted Stock Agreement to each Grantee who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Grantee receives such Award. A Restricted Stock Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his Performance Award, as well as any other applicable terms of the Performance Award for which he is eligible.

(iii) Performance Goals; Specific Performance Targets; Award Criteria.

(a) Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period with respect to each Performance Award; (2) with respect to Performance Goals, the specific performance factors and targets related to each Grantee and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Section 11.12(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level.

(b) The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Affiliates of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Grantees who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(iv) Adjustments.

(a) In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 11.12 whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments, e.g., unusual events such as a special asset writedown, sale of a division, etc. The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(b) In the event of any change in outstanding shares of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 11.12 for any Performance Period not then completed; any and all such adjustments shall be conclusive and binding upon all parties concerned.

(c) Notwithstanding the foregoing provisions of this Section 11.12(iv), with respect to Performance Awards to Covered Employees, the Committee shall not have any discretion granted by this Section 11.12(iv) or any other discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Goals, to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code.

(v) Section 162(m) of the Code. It is the intent of the Company and the Committee that Performance Awards be “performance-based compensation” for purposes of Section 162(m) of the Code, that this Section 11.12 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and related regulations, and that this Plan be operated so that the Company may take a full tax deduction for Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. Without limiting the generality of the preceding provisions of this paragraph (v), the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to shares of Common Stock covered by a Performance Award, such that the dividends and/or the shares of Common Stock maintain eligibility for the “performance-compensation exception” under Section 162(m) of the Code. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the shares of Common Stock subject to the Performance Award with respect to which the dividend is paid.
      11.13 Death, Disability or Retirement. If a Grantee’s employment with the Company or an Affiliate terminates as a result of the death or Disability of the Grantee, or due to the Grantee’s Retirement, the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards then outstanding with respect to the Grantee shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow (or transferred from book entry with the Company’s transfer agent), if applicable, and delivered (subject to the Grantee’s satisfaction of the requirements of Section 11.10 to the Grantee free of any Forfeiture Restriction.
      12. Adjustment Upon Changes in Capitalization and Corporate Events.
      12.1 Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 5 and 7 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Notwithstanding the foregoing provisions of this Section 12.1, no adjustment may be made by the Committee with respect to an outstanding Award that would cause such Award and/or the Plan to become subject to Section 409A of the Code.
      12.2 Dissolution or Liquidation. The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Option Agreement, Stock Appreciation Right Agreement, or Restricted Stock Agreement or in a then-

effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, the Company’s repurchase rights relating to an Award have not expired or the Forfeiture Restrictions have not lapsed, any such Award that is an Option or Stock Appreciation Right shall expire, and any such Award that is a Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Award shall terminate immediately prior to consummation of such dissolution or liquidation.
      12.3 Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Option Agreement, Stock Appreciation Right Agreement, or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option and Stock Appreciation Right which is at the time outstanding under the Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option or Stock Appreciation Right and (B) expire twenty (20) days after the Committee gives written notice to the Optionee specifying the terms and conditions of the acceleration of the Grantee’s Options and/or Stock Appreciation Rights, and (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow (or transferred from book entry with the Company’s transfer agent), if applicable, and delivered (subject to the Grantees’ satisfaction of the requirements of Section 11.10 to the Grantees of the Awards free of any Forfeiture Restriction.
      To the extent that a Grantee exercises his Option or Stock Appreciation Right before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option or Stock Appreciation Right (subject to Grantee’s satisfaction of the requirements of Section 9.2(iii) or Section 10.7, as appropriate, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.
      13. Stockholder Approval. The Company shall obtain the approval of the Plan by the Company’s stockholders to the extent required to satisfy Section 162(m) of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Award that is issued as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or forfeiture restrictions lapse prior to the time such increase has been approved by the stockholders of the Company, and all such Awards granted pursuant to such increase will similarly terminate if such shareholder approval is not obtained.
      14. Effect of Plan. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee or Director any right to be granted an Award or any other rights except as may be evidenced by the Option Agreement, Stock Appreciation Right Agreement, or Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Agreement, or in other related documents shall confer upon any Employee or Director any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without cause.

      15. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
      16. Amendment or Termination of Plan. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Option Agreement, Stock Appreciation Right Agreement, or Restricted Stock Agreement) signed by the Grantee and the Company.
      17. Term of Plan. Unless sooner terminated by action of the Board, the Plan shall terminate on the earlier of (i) the tenth (10th) anniversary of the Effective Date or (ii) the date on which no shares of Common Stock subject to the Plan remain available to be granted as Awards under the Plan according to its provisions.
      18. Severability and Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.
      19. Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.
      20. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.	Election of Directors

FOR all nominees	WITHHOLD
listed below	AUTHORITY
(except as marked	to vote for all nominees
to the contrary)	listed below
☐	☐

Nominees: 01 David O. Corriveau, 02 Mark A. Levy, 03 Christopher C. Maguire
WITHHELD FOR: (Write that nominee’s name in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	Ratification of Appointment of Ernst & Young LLP as Independent Auditors for Fiscal 2005	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Approval of the Dave & Buster’s 2005 Long-Term Incentive Plan and to reserve 600,000 shares of the Company’s common stock, $.01 par value per share, for issuance to participants thereunder.	☐	☐	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/dab Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

NOTE: If voting by phone or Internet, you may vote until 11:59 p.m. (est), June 5, 2005.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

THANK YOU FOR VOTING.

You can view the Annual Report and Proxy Statement
on the Internet at www.daveandbusters.com
http://www.daveandbusters.com

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

DAVE & BUSTER’S, INC.

      The undersigned hereby appoints James W. Corley and W.C. Hammett, or each of them, his proxies, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment or postponement thereof, and the undersigned directs that his proxy be voted as designated on the other side.

      THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS AND FOR APPROVAL OF THE DAVE & BUSTER’S 2005 LONG-TERM INCENTIVE PLAN.

      The undersigned hereby revokes any proxy or proxies heretofore given to Vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

You can now access your Dave & Buster’s, Inc. account online.

Access your Dave & Buster’s, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, Transfer Agent for Dave & Buster’s, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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